Registration Statement No. 333-151790
                           811-04633

As Filed with the Securities and Exchange Commission on April 30, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933                [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No._3___         [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No._44___          [  ]

Sun Life (N.Y.) Variable Account D
Registrant

Sun Life Insurance and Annuity Company of New York
Depositor

60 East 42nd Street, Suite 1115
New York, New York  10165
Depositor's Address

1-866-702-6998
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on May 1, 2009 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on November 1, 2008 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Prime Survivorship Variable Universal Life Insurance
Sun Life (N.Y.) Variable Account D
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy and Certificate
Prospectus
May 1, 2009

This prospectus describes last survivor combination fixed and variable universal life insurance issued by Sun Life Insurance and Annuity Company of New York ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life (N.Y.) Variable Account D, one of our separate accounts.  Sun Prime Survivorship Variable Universal Life is being offered on a group basis.  The group policy is held by a trust; individuals are issued Certificates under the group policy.  This prospectus describes all the features of the policy that relate to the Certificate.  The policy will never terminate as long as there is an active Certificate thereunder.  This prospectus contains important information You should understand before purchasing a Certificate.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Variable Sub-Accounts and a Fixed Account.  The Variable Sub-Accounts invest in shares of the following Funds:
ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	AIM V.I. Core Equity Fund (Series I)
BlackRock Global Allocation V.I. Fund (Class III)	AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B)
Fidelity VIP Balanced Portfolio (Service Class 2)[5]	Columbia Marsico 21st Century Fund, Variable Series – Class B
Franklin Income Securities Fund (Class 2)	Fidelity VIP Contrafund® Portfolio (Service Class 2)[6]
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)	Fidelity VIP Index 500 Portfolio (Service Class 2)[6]
MFS® Total Return Portfolio (Service Class)	Mutual Shares Securities Fund (Class 2)
SCSM Ibbotson Balanced Fund (Initial Class)[1]	Goldman Sachs Structured U.S. Equity Fund (S Shares)[2]
SCSM Ibbotson Growth Fund (Initial Class)[1]	M Fund, Inc. – Business Opportunity Value[3]
SCSM Ibbotson Moderate Fund (Initial Class)[1]	M Fund, Inc. – Turner Core Growth[3]
The Universal Institutional Funds, Inc. Equity & Income Portfolio (Class II Shares)[4]	MFS® Value Portfolio (Service Class)
EMERGING MARKETS BOND	Oppenheimer Capital Appreciation Fund/VA (Service Shares)
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	Oppenheimer Main Street Fund/VA (Service Shares)[2]
EMERGING MARKETS EQUITY	SCSM Davis Venture Value Fund (Initial Class)
MFS® Emerging Markets Equity Portfolio (Service Class)	SCSM Lord Abbett Growth and Income Fund (Initial Class)
HIGH YIELD BOND	SCSM Oppenheimer Large Cap Core Fund (Initial Class)
SCSM PIMCO High Yield Fund (Initial Class)	SCSM WMC Large Cap Growth Fund (I Class)
INFLATION-PROTECTED BOND	Van Kampen Life Investment Trust Comstock Portfolio (Class 2 Shares)
PIMCO Real Return Portfolio (Administrative Class)[2]	REAL ESTATE EQUITY
SCSM BlackRock Inflation Protected Bond Fund (Initial Class)	Sun Capital Global Real Estate Fund (Initial Class)
INTERMEDIATE TERM BOND	SHORT TERM BOND
Franklin U.S. Government Fund (Class 2)[2]	SCSM Goldman Sachs Short Duration Fund (Initial Class)
MFS® Bond Portfolio (Service Class)	SMALL CAP EQUITY
MFS® Government Securities Portfolio (Service Class)	DWS Small Cap Index VIP (Class B)
PIMCO Total Return Portfolio (Administrative Class)[2]	Franklin Small Cap Value Securities Fund (Class 2)
SCSM PIMCO Total Return Fund (Initial Class)	M Fund, Inc. – Frontier Capital Appreciation[3]
Sun Capital Investment Grade Bond Fund® (Initial Class)	SCSM AIM Small Cap Growth Fund (Initial Class)
INTERNATIONAL/GLOBAL EQUITY	SCSM Dreman Small Cap Value Fund (Initial Class)
AIM V.I. International Growth Fund (Series I)	SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)
AllianceBernstein International Value Portfolio (Class B)[2]	Wanger USA[2,3]
M Fund, Inc. – Brandes International Equity[3]	SPECIALTY/SECTOR EQUITY
MFS® International Growth Portfolio (Service Class)	MFS® Utilities Portfolio (Service Class)
MFS® Research International Portfolio (S Class)	SPECIALTY/SECTOR COMMODITY
Oppenheimer Global Securities Fund/VA (Service Shares)	PIMCO Commodity RealReturn Strategy Portfolio (Administrative Class)
SCSM AllianceBernstein International Value Fund (Initial Class)	TARGET DATE
Templeton Growth Securities Fund (Class 2)	Fidelity VIP Freedom 2015 Portfolio (Service Class 2)[1,7]
INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY	Fidelity VIP Freedom 2020 Portfolio (Service Class 2)[1,7]
First Eagle Overseas Variable Fund[3]	Fidelity VIP Freedom 2030 Portfolio (Service Class 2)[1,7]
MID CAP EQUITY	MONEY MARKET
Fidelity VIP Mid Cap Portfolio (Service Class 2)[5]	Sun Capital Money Market Fund® (Initial Class)
SCSM Goldman Sachs Mid-Cap Value Fund (Initial Class)	MULTI SECTOR BOND
SCSM WMC Blue Chip Mid Cap Fund (Initial Class)	Franklin Strategic Income Securities Fund (Class 2)
The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II Shares)[4]
The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio (Class II Shares)[4]

Invesco Aim Advisors, Inc. advises the AIM Funds and subadvises SCSM AIM Small Cap Growth Fund.  Advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  AllianceBernstein L.P. advises the AllianceBernstein Portfolios and subadvises SCSM AllianceBernstein International Value Fund.  BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as subadvisers).  BlackRock Financial Management, Inc. subadvises SCSM BlackRock Inflation Protected Bond Fund.  Brandes Investment Partners, L.P. subadvises Brandes International Equity Fund.  Columbia Management Advisors, LLC advises the Columbia Marsico 21st Century Fund and Marsico Capital Management, LLC is the subadviser.  Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, N.A. serving as subadviser.  Dreman Value Management, LLC subadvises SCSM Dreman Small Cap Value Fund.  Strategic Advisers® advises the Fidelity VIP Freedom Portfolios.  Fidelity Management & Research Company advises the Fidelity VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvises the Fidelity VIP Portfolios.  Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Overseas Variable Fund.  Templeton Global Advisors Limited advises Templeton Growth Securities Fund.  Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).  Franklin Advisers, Inc. advises the Franklin Income Securities Fund, Franklin Strategic Income Securities Fund and Franklin U.S. Government Fund.  Franklin Mutual Advisers LLC advises the Mutual Shares Securities Fund.  Franklin Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund.  Frontier Capital Management Company, LLC subadvises Frontier Capital Appreciation Fund.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Structured U.S. Equity Fund and subadvises  the SCSM Goldman Sachs Mid-Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Ibbotson Associates, Inc. subadvises SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Moderate Fund.  Iridian Asset Management LLC subadvises Business Opportunity Value Fund.  M Financial Investment Advisers, Inc. advises the M Fund, Inc. Funds.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios.  OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs and subadvises  the SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund.  Pacific Investment Management Company LLC advises the PIMCO Portfolios and subadvises the SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Selected Advisers, L.P, is the subadviser of the SCSM Davis Venture Value Fund. Lord, Abbett & Co. LLC is the subadviser of the SCSM Lord Abbett Growth and Income Fund.  Turner Investment Partners, Inc. subadvises Turner Core Growth Fund.  Wellington Management Company, LLP  subadvises the SCSM WMC Large Cap Growth Fund and the SCSM WMC Blue Chip Mid Cap Fund.  Van Kampen Asset Management advises the Van Kampen Life Investment Trust Comstock Portfolio.   Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolios.  Columbia Wanger Asset Management, LP advises Wanger USA.
1These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.   These investment options may be more expensive than Funds that do not invest in other Funds.
2For Certificates with Investment Start Dates on or after October 6, 2008, the following underlying Funds qre not available for investment by the Variable Sub-Accounts:  AllianceBernstein International Value Portfolio, Goldman Sachs Structured U.S. Equity Fund, Oppenheimer Main Street Fund/VA, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Franklin U.S. Government Fund and Wanger USA.
3These Funds do not have different share classes.
4The Universal Institutional Funds, Inc. Portfolios use Van Kampen’s UIF Portfolios as a marketing name.
5These Portfolios are in Variable Insurance Products Fund III.
6These Portfolios are in Variable Insurance Products Fund II.
7These Portfolios are in Variable Insurance Products Fund V.

Sun Life Insurance and Annuity Company of New York
Service Office:  One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(866) 702-6998

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Certificate

Right of Return Period

You may return the Certificate within 10 days from the date of receipt of the Certificate and receive a refund of premium with interest at the then rate being paid by the Company on comparable fixed life insurance certificates.

Premium Payments

-
Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums.  The minimum Initial Premium is shown in the illustration for the Certificate and is shown in the Certificate.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	You may allocate your net premium payments among the Certificate's available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Certificate.

The Certificate's Account Value will reflect-

-	the premiums You pay;

-	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

-	any loans or partial withdrawals;

-	the charges we deduct under the Certificate.

Accessing the Certificate’s Account Value
-	You may borrow from us using your Account Value as collateral.

-	You may surrender the Certificate for its Cash Surrender Value. Cash Surrender Value is Account Value minus the amount of any Certificate Debt.

-
You may make a partial withdrawal of some of the Certificate’s Cash Surrender Value after the Certificate has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount and any Supplemental Insurance Amount of the Certificate if your death benefit option is Option A or C.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Certificate lapse.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Certificate must meet one of the following standards-

	-	the Guideline Premium Test, or
	-	the Cash Value Accumulation Test.

-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Certificate section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

If the Certificate is in force at the time we receive due proof of the Surviving Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Certificate, less Certificate Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Certificate.  Supplemental Insurance Amount (“SIA”) is the amount of supplemental term life insurance You elect.  Cost of insurance charges for the Supplemental Insurance Amount are generally lower than the cost of insurance charges that apply to the Specified Face Amount, as are our selling costs, including commissions.

-	You have a choice of three death benefit options-

	-	the SFA plus any SIA (Option A); or

	-	the SFA plus any SIA plus the Account Value (Option B); or

	-	the SFA plus any SIA plus the sum of premiums paid (Option C).

-	After the first Certificate Year, You may change the SFA and SIA.

-	After the Certificate Date, You may change the death benefit option.

Investment Options

-	You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose. We will notify You in writing of any such limitations.

-	You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Certificate terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits
-	You may supplement the Certificate with the following benefits where available-

-	estate preservation
-	certificate split option without evidence of insurability
-	loan lapse protection
-	charitable giving

-	We will deduct the cost, if any, of the rider(s) from the Certificate's Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

-	The assets attributable to the Certificates are held in a variable separate account.

-	The assets of the variable separate account are free from our general creditor's claims.

-	The variable separate account is divided into Variable Sub-Accounts.

-	Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.
-	With such Variable Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund's prospectus.

-
It is unsuitable to purchase a life insurance certificate as a short-term savings vehicle.  Cost of insurance and other insurance-related charges are appropriate to a life insurance certificate and not to a short-term savings vehicle.  Moreover, survivorship certificates are structured on the assumption of long-term coverage.

-
Partial withdrawals may occur monthly after Certificate Year 1.  Each partial withdrawal must be for at least $500.  Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $250,000.

What If Charges and Deductions Exceed Account Value less Certificate Debt?

-
Unless the No-Lapse Guarantee applies, the Certificate will terminate if the Account Value less Certificate Debt at the beginning of any Certificate Month is less than the charges and deductions then due.

-	We will send You notice and allow You a 61 day Grace Period.

-	If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Certificate will terminate at the end of the Grace Period.

-	If the Certificate terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee
The Certificate will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Certificate Debt exceed the sum of Minimum Monthly Premiums from the Certificate Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Issue Age of the younger Insured and the amount of planned periodic premium You pay.  It may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Certificate may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Certificate.  The first table describes the fees and expenses that You will pay at the time that You buy the Certificate, surrender the Certificate or transfer amounts between Investment Options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge[1] (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge: Current Charge:	Upon premium receipt	(as a % of premium) 25.00% 18.50%
Loan Lapse Protection Rider[2] Maximum Charge:	On the Rider Exercise Date	(of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Certificate Year	$15.00 $0.00
The next table describes the fees and expenses that You will pay periodically during the time You own the Certificate, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for SFA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred, non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	(Per $1000 of SFA Net Amount at Risk) $83.33[4] $0.01[4] $0.01
Cost of Insurance for SIA Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred, non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	(Per $1000 of SIA Net Amount at Risk) $83.33[4] $0.01[4] $0.01
Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	At the beginning of each Certificate Month	(On the assets allocated to the Variable Sub-Accounts)
0.60% per year 0.36% per year
Monthly Expense Charge[6] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred, non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	$10.00 + $1.71 per $1000 of SFA $10.00 + $0.09 per $1000 of SFA $10.00 + $0.20 per $1000 of SFA
Loan Interest[7]	At the end of each Certificate Year	(as a % of Certificate Debt) 4.0%
Flat Extra Charge[8]	At the end of each Certificate Month	(Per $1000 of Total Net Amount at Risk)
Maximum Charge:		$20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Certificate.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Certificate Split Option Rider Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred, non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	(Per $1000 of SFA and Supplemental Insurance Amount “SIA”)
$0.32[9] $0.02[9] $0.06
Estate Preservation Rider Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 55/female, preferred,non-tobacco, Issue Age 55)	At the beginning of each Certificate Month	(Per $1000 of SFA and SIA)
$4.06[10] $0.01[10] $0.01

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Certificate.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	2.30%

1The elements making up the Premium Expense Charge are discussed on page 25.  The Charge is deducted from premium received.
2 The rider charge equals the excess of 99.5% of the Account Value over the Certificate Debt.   For additional detail for the Loan Lapse Protection Rider, please see pages 27-28.
3It is assumed the Owners and the Insureds are the same persons.
4The maximum charge is the charge for a male, standard, tobacco, Issue Age 85, Certificate Year 36/female, standard, tobacco, Issue Age 85, Certificate Year 36.  The minimum charge is the charge for a male, preferred, non-tobacco, Issue Age 18, Certificate Year 1/female, preferred, non-tobacco, Issue Age 18, Certificate Year 1.  The charges vary based on the length of time the Certificate has been in force and the Insureds’ Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table.  Please see pages 25-26 of the prospectus for additional detail.
5The annual rate is shown in the table.  The charge is deducted on a monthly basis.
6The per $1000 of SFA charge applies for the first 10 Certificate Years following the date of issue and for the first 10 Certificate Years following the date of any increase in SFA.  The maximum per $1000 of SFA charge is the charge for a male, standard, tobacco, Issue Age 85/female, standard, tobacco, Issue Age 85.  The minimum per $1000 of SFA charge is the charge for a male, preferred, non-tobacco, Issue Age 18/female, preferred, non-tobacco, Issue Age 18.  The charge varies based on the Insureds’ Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
7Loan Interest is charged as a percentage of Certificate Debt and is added to Certificate Debt.  After Certificate Year 10, the loan interest rate is 3.0%.  See page 19 for additional detail regarding Loan Interest.
8Additional information regarding flat extra charges is provided at page 26.
9The maximum charge is the charge for a male, standard, tobacco, Issue Age 85/female, standard, tobacco, Issue Age 85.  The minimum charge is the charge for a male, preferred, non-tobacco, Issue Age 18/female, preferred, non-tobacco, Issue Age 18.  Charges vary based on the Insureds’ Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  Additional information regarding the Certificate Split Option Rider is provided at page 27.
10The maximum charge is the charge for a male, standard, tobacco, Issue Age 85/female, standard, tobacco, Issue Age 85.  The minimum charge is the charge for a male, preferred, non-tobacco, Issue Age 18/female, preferred, non-tobacco, Issue Age 18.  Charges vary based on the Insureds’ Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  Additional information regarding the Estate Preservation Rider is provided at page 27.

Sun Life Insurance and Annuity Company of New York

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983.  Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York  10165. We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account
We established Sun Life (N.Y.) Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors.  The Variable Account may also be used to fund benefits payable under other life insurance certificates and policies issued by us.  We are obligated to pay all benefits payable under the Certificate.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all certificates and policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocation and death benefits payable under the certificates are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Variable Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts.  All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Variable Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain variable sub-accounts which are not available under the Certificate.

The Funds
The Certificate offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses").  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (866) 702-6998, or writing to Sun Life Insurance and Annuity Company of New York, Service Office:  One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Certificate.  Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of certificateowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect certificateowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Account Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, You indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account.  You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 20-22 for more detail regarding transfer restrictions.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing.  Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions.  You can direct us to automatically rebalance the Certificate among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Certificate Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at any time.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation.  One or more asset allocation programs may be made available in connection with the Certificate, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.   If so, the new models will be offered only to Certificates issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

About the Certificate

Certificate Application, Issuance and Initial Premium

To purchase a Certificate, You must first submit an application to our Service Office.  We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insureds.  We offer the Certificate on a regular (medical) underwriting basis and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangement.  The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Certificate cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to the Insureds to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, Supplemental Insurance Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount generally may not be decreased below $250,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Certificate Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Certificate on the lives of the Insureds.  The Issue Date is the date we produce the Certificate on our system and is specified in the Certificate. The Investment Start Date is the date the first premium is applied, which will be the later of-

-	the Issue Date,

-	the Certificate Date or

-	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Death Benefit Compliance Test.  The Certificate must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Certificate, where the Cash Value Accumulation Test does not.  You must specify in the Certificate application which of these tests will apply to the Certificate.  You may not change your selection once the Certificate has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Certificate Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Right of Return Period

If You are not satisfied with the Certificate, it may be returned by delivering or post-marking it to our Service Office or to the representative from whom the Certificate was purchased within 10 days from the date of receipt of the Certificate (the "Right of Return Period").

A Certificate returned under this provision will be deemed void.  You will receive a refund equal to the sum of all premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance certificates.

We will allocate net premium payments to the Fixed Account during the Right of Return Period.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the Fixed Account will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Premium Payments

All premium payments must be made payable to Sun Life Insurance and Annuity Company of New York and mailed to our Service Office.  The Initial Premium will be due and payable as of the Certificate's Issue Date.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insureds.  Additional premium payments may be paid to us subject to the limitations described below.  We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium.  We reserve the right to limit the number of premium payments we accept in a year.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Certificate in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Certificate, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Certificate’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Certificate to fail to qualify as life insurance under applicable federal tax law.  If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount and Supplemental Insurance Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount and Supplemental Insurance Face Amount changes.

After the certificate anniversary on which the younger Insured is Attained Age 121, we will not accept any more premium payments for the Certificate.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.
Net Premiums.  The net premium is the amount You pay as the premium less the Premium Expense Charge.  The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.

Allocation of Net Premium.  Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts.  You may change your allocation percentages at any time by telephone or written request to our Service Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Certificate will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums.  While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Certificate, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Certificate in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Certificate.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Certificate is in force at the time of the Surviving Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the death of both Insureds.  The amount payable will be:

-	the amount of the selected death benefit option, plus
-	any amounts payable under any supplemental benefits added to the Certificate, minus
-	the value of any Certificate Debt on the date of the Surviving Insured's death, minus
-	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.  You may select between three death benefit options.  You may change the death benefit option at any time.
Death Benefit Options.  The Certificate has three death benefit options.  You will be required to select one of them in the Certificate application.  A Certificate will not be issued unless a death benefit option election is made.  To be eligible to select scheduled increases in SIA, Option A must be the death benefit option chosen.

 Option A.  Under this option, the death benefit is the greater of-

-	the Certificate’s SFA plus SIA on the date of the Surviving Insured’s death, or

-	the Account Value on the date of the Surviving Insured’s death multiplied by the applicable death benefit percentage shown in the Certificate.

Option B. Under this option, the death benefit is the greater of-

-	the sum of the SFA, SIA and the Account Value on the date of the Surviving Insured’s death, or

-	the Account Value on the date of the Surviving Insured’s death multiplied by the applicable death benefit percentage shown in the Certificate.

Option C. Under this option, the death benefit is the greater of-

-	the sum of the SFA, SIA and all premiums paid, or

-	the Account Value multiplied by the applicable death benefit percentage shown in the Certificate.
Option A provides a level amount of death benefit.  Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value.  While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Specified Face Amount Net Amount at Risk.  Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made.  Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Changes in the Death Benefit Option.  You may request a change in the death benefit option.  Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change.  Requests for a change must be made in writing to Us.  The effective date of the change will be the Anniversary on or next following the date We approve your request.
If You change from Option A to Option B, a decrease equal to the Certificate's Account Value on the effective date of the change will be applied as follows:  first, to the initial SIA; second, to the oldest increases in SIA, in chronological order; third, to the most recent increase in SIA; fourth, to the initial SFA, up to the $250,000 minimum; fifth, to the oldest increases in SFA, in chronological order; and lastly, to the most recent increase in SFA. If You change from

Option B to Option A, an increase equal to the Certificate's Account Value on the effective date of change will be applied as follows:  first, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly to the initial SFA.  Future scheduled increases will be cancelled.

Option C can only be changed to Option A.  Neither Option A or B can be changed to Option C.  The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in SFA and SIA

You may increase or decrease the SFA and SIA of the Certificate within certain limits.

Minimum Changes.  Each increase in the SFA and SIA must be at least $50,000.  We reserve the right to change the minimum amount by which You may change the SFA and SIA.

Increases.  After the first certificate anniversary, You may request an increase in the SFAand SIA provided that both Insureds are living at the time of the request.  You must provide satisfactory evidence of insurability for both Insureds.  The cost of insurance charges applicable to an increase in SFA and SIA may be higher or lower than those charged on the original sums if an Insured’s health has changed to a degree that qualifies that Insured for a different risk classification.  Additional certificate specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Once requested, an increase will become effective at the next certificate anniversary following our approval of your request.  The Certificate does not allow for an increase if the younger Insured's Attained Age is greater than 80 on the effective date of the increase.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased SFA and SIA.
At time of application, You may choose to schedule increases in SIA.  Additional evidence of insurability will not be required at the time the increases are scheduled to go into effect.  Further, no deterioration in an Insured’s health will negatively impact future scheduled increases.  Persons interested in scheduled increases are generally those who are matching their insurance coverage amount to their income and anticipate annual increases in compensation.

Decreases.  The SFA and SIA can be decreased after the first certificate anniversary.  A decrease will become effective at the beginning of the next Certificate Month following our approval of your request.  The SFA after the decrease must be at least $250,000. For purposes of determining cost of insurance charges for the SFA and SIA, we will apply a decrease in the following order-

-	first, to the most recent increase in SIA;
-	second, to the next most recent increases in SIA, in reverse chronological order;
-	third, to the initial SIA;
-	fourth, to the most recent increase in SFA;
-	fifth, to the next most recent increases in SFA, in reverse chronological order; and
-	lastly, to the initial SFA.
If a decrease in SFA or SIA is elected, all future scheduled increases in SIA are cancelled.

Accessing Your Account Value

Surrenders

You may surrender the Certificate for its Cash Surrender Value at any time while an Insured is living.  If You do, the insurance coverage and all other benefits under the Certificate will terminate.  If You surrender the Certificate and receive its Cash Surrender Value, You may incur taxes and tax penalties.

Cash Surrender Value is the Certificate's Account Value less the outstanding balance of any Certificate Debt.

We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.

Partial Withdrawals
You may make a partial withdrawal of the Certificate once each Certificate Month after the first Certificate Year by written request to us.  Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Option A or C, the SFA and SIA will be decreased by the amount of the partial withdrawal.  We will apply the decrease to the initial SFA and SIA and to each increase in SFA and SIA in the following order-

-	first, to the initial SIA;
-	second, to the oldest increases in SIA, in chronological order;
-	third, to the most recent increase in SIA;
-	fourth, to the initial SFA, up to the $250,000 minimum;
-	fifth, to the oldest increases in SFA, in chronological order; and
-	lastly, to the most recent increase in SFA.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts.  We will not accept requests for a partial withdrawal if the SFA remaining in force after the partial withdrawal would be less than the minimum SFA.  A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request.  A partial withdrawal may result in taxes and tax penalties.

Certificate Loans

Using the Certificate as collateral, You may request a certificate loan of up to 90% of the Certificate's Account Value, decreased by the amount of any outstanding Certificate Debt on the date the certificate loan is made.  The Certificate will terminate for no value subject to a grace period if the Certificate Debt exceeds the Account Value.  During the No-Lapse Guarantee Period, however, the Certificate will not terminate if it satisfies the minimum premium test.  The Loan Lapse Protection Rider may also prevent Certificate termination.  Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Certificate termination, the conditions under which they apply differ widely, including the length of time the Certificate has been in force and the age of the certificateowner.  Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the certificate loan among the Sub-Accounts.  If You do not specify the allocation, then the certificate loan will be allocated proportionally among the Sub-Accounts.  Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the certificate loan will accrue daily at 4% annually during Certificate Years 1 through 10.  Loan interest is 3.0% in Certificate Year 11 and thereafter.  This interest will be due and payable to us in arrears on each certificate anniversary.  Any unpaid interest will be added to the principal amount as an additional certificate loan and will bear interest at the same rate and will be assessed in the same manner as the prior certificate loan.

The Cash Surrender Value and the Certificate Proceeds are reduced by the amount of any outstanding Certificate Debt.

All funds we receive from You will be credited to the Certificate as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Certificate, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the certificate loan and then accrued but unpaid interest on such loans.

A certificate loan, whether or not repaid, will affect the Certificate Proceeds payable upon the Surviving Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

Certificate Split

You may exchange this Certificate for any two Sun Prime individual variable universal life (“VUL”) insurance certificates issued by the Company or its affiliate, each insuring one of the lives insured under this Certificate if:

1.  In the case of divorce, a final divorce decree issued by a court of competent jurisdiction in the United States on the Insureds’ marriage must be in effect for at least six months, but not more than one year before the exchange date; or
2.  In the case of a change in Federal Tax Law, the change in law must result in either (i) a reduction in the Unlimited Federal Estate Tax marital deduction; or (ii) a reduction in the maximum Federal Estate Tax bracket to a rate below 25%.

The SFA and SIA of each Sun Prime certificate will be equal to one half of the SFA and SIA of the Sun Prime Survivorship Certificate.  On the date of the exchange, one half of the Cash Surrender Value of the Sun Prime Survivorship Certificate will be applied to each Sun Prime certificate.

The Sun Prime certificates have monthly deductions substantially similar to those applicable under the Sun Prime Survivorship Certificate.  The optional riders available under the Sun Prime individual certificates are different than the optional riders available under the Sun Prime Survivorship Certificate. The investment options available under the Sun Prime certificate are identical to those available under the Sun Prime Survivorship Certificate.

Your financial adviser can provide a current prospectus for Sun Prime VUL which describes that certificate’s benefits, features and charges.

You must provide satisfactory evidence of insurability for each Insured at the time of request for a Certificate split.  The Sun Prime VUL will have a Certificate Date equal to the date of exchange.  Also See Supplemental Benefits:  Certificate Split Option Rider.

Short-Term Trading

The Certificate is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Certificate.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to owners.  Short-term trading can increase costs for all owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described below under "Transfer Privileges," the Certificate includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the certificates described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Certificate values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the certificateholder’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contractowners and certificateowners, in the following instances:

-	when a new broker of record is designated for the Certificate;
-	when the owner changes;
-	when control of the Certificate passes to the designated beneficiary upon the death of the Surviving Insured;
-	when necessary in our view to avoid hardship to an owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose owners to certain risks.  The short-term trading could increase costs for all owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Certificate) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.   Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Certificate Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Certificate will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date.  The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Certificate so states in its text or via endorsement, thirty days must elapse between each transfer.
Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Certificate Year or $5,000, whichever is greater.  We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts.

Account Value

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account.  The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, certificate loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts.  We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account.  Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account.  Units are redeemed when You make partial withdrawals, undertake certificate loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account.  A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE. The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Service Office is credited to the Certificate on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.  The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Certificate Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

-	the net premium received, minus

-	the monthly deductions due on the Certificate Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.
The Account Value on subsequent Valuation Dates is equal to:

-	the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

-	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

-	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

-	that portion of any Partial Withdrawals deducted from a Sub-Account during the current Valuation Period, plus

-	any amounts transferred among the Sub-Accounts for a certificate loan, minus

-	if a Processing Date, that portion of the Monthly Deductions charged to the a Sub-Account for the Certificate Month.

Net Investment Factor.  The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1) is the net result of-

-	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

-	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

-
a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2) is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Certificate.

Insufficient Value.  The Certificate will terminate for no value, subject to a grace period described below if, on a Processing Date, the Certificate’s Account Value less Certificate Debt is less than or equal to zero.

Certificate termination will not occur if:

1.  You pay premium sufficient to keep the Certificate in force prior to the end of the grace period;

2.  You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.  The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period.  If, on a Valuation Date, the Certificate will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Certificate in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Certificate Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Certificate and all rights to benefits will terminate without value at the end of the 61 day period.  The Certificate will continue to remain in force during this grace period.  If the Certificate Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

No-Lapse Guarantee.   A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Certificate termination because the Account Value is not used to determine if lapse has occurred.  If You pay sufficient premiums to satisfy the minimum premium test described below the Certificate will not lapse.  The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insureds’ Issue Age and the planned periodic premium You pay.  The No-Lapse Guarantee Period can be as long as 20 years or until the younger Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test.  A Certificate satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Certificate Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Certificate in each Certificate Month from the Certificate Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Certificate and are determined based on the length of time of the No-Lapse Guarantee Period elected and each Insured’s Issue Age.

If a Certificate does not satisfy the minimum premium test, additional premium is required to keep the Certificate in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Certificate will determine the length of the No-Lapse Guarantee Period.

Charges and Deductions

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the certificate anniversary on which the younger Insured is Attained Age 121.
Premium Expense Charge.  We will deduct a Premium Expense Charge from each premium payment upon receipt.  We use 3.25% of the charge to pay federal, state and local tax obligations.  The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  The Premium Expense Charge is currently 18.50% in all Certificate Years and is guaranteed not to exceed 25.00% in any Certificate Year.

Mortality and Expense Risk Charge.  This charge is for the mortality and expense risks we assume with respect to the Certificate.  It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month.  We may realize a profit from this charge.
We guarantee the Mortality and Expense Risk Charge will not exceed 0.60% in Certificate Years 1-10 and 0.25% thereafter.  The current Mortality and Expense Risk Charge percentage is 0.36% annually for Certificate Years 1 through 10 and 0.0% annually thereafter.

The mortality risk we assume is that the group of lives insured under the Certificates may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Certificates may be more than we estimated.

Monthly Expense Charge.  We will deduct from your Account Value monthly a charge of $10.00 in all years and a monthly charge based on the SFA for the first 10 Certificate Years following the issuance of the Certificate and the first 10 Certificate Years following the effective date of each increase in the SFA, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the Issue Age, sex and rating class of each Insured.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Certificate (i.e. Estate Preservation, Certificate Split Option); and

(3)	is any additional insurance charge calculated, as specified in the Certificate, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.
*Item (1) above is expressed algebraically as:  the Monthly Cost of Insurance Rate x [Total Net Amount at Risk ÷ 1000].  Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.
The Total Net Amount at Risk equals:

-	the death benefit divided by 1.00247; minus

-	your Account Value on the Processing Date prior to assessing the monthly deductions.

The net amount at risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Certificate Debt, any partial withdrawals, transaction fees and periodic charges.
If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  In calculating the net amount at risk, your Account Value will first be allocated to the initial SFA, then to the initial SIA and then to each increase in the SFA and SIA in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in SFA and SIA.  By way of example, assume the initial death benefit is $500,000 SFA, there is a later request for SIA of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 SIA, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the SIA is $297,782.
Monthly Cost of Insurance Rates.  The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the SFA and SIA) are based on the length of time the Certificate has been in force and each Insured's sex, Issue Age and rating class.  The Monthly Cost of Insurance rates applicable to each increase in the SFA and SIA are based on the length of time the increase has been in force and each Insured's sex, Issue Age and rating class.  The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the Certificate will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Other Charges and Deductions.  Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described at page 19.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company.  A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insureds borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide You prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions.  Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders.  For additional information on the riders, please ask your financial adviser.

Estate Preservation Rider.  This rider provides term insurance coverage for potential estate taxes should both Insureds die within four years of the Certificate Date.  You elect the amount of term insurance coverage.  The amount elected may not exceed 122% of the SFA and SIA.  The rider charge is deducted monthly from the Account Value and varies based on the younger Insured’s Issue Age, sex and rating classification.  This rider must be elected at issue and may be discontinued upon written request to the Company.  Should this rider be discontinued, the rider charge will cease.

Charitable Giving Benefit Rider.  Under this rider, when Certificate Proceeds are payable, we will pay a Charitable Gift Amount of up to $100,000 to the named Charitable Beneficiary.  The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Certificate Proceeds paid to your beneficiary.  The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Certificate.  The rider must be elected at issue and can be discontinued upon written request to the Company.  There is no charge for this rider.
Certificate Split Option Rider.  This rider waives the requirement that satisfactory evidence of insurability be provided for each Insured for a Certificate split.  The charge for this rider is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the younger Insured’s Issue Age and multiply this factor by each $1000 of SFA and $1000 of SIA.  This rider must be elected at issue and may be discontinued upon written request to the Company.  If this rider is discontinued, the rider charge will cease.

Loan Lapse Protection Rider.  This rider is designed to protect the Certificate from lapse should Certificate Debt become the near equivalent of the Account Value.  Under this rider, the Certificate will not terminate for insufficient value on and after the Rider Exercise Date.  The Rider Exercise Date is the earliest date on which all the following have occurred:

-	the younger Insured is 75 or older;

-	the Certificate has been in force at least 15 years;

-	the outstanding Certificate Debt is greater than the SFA;

-	the outstanding Certificate Debt equals or exceeds 96% of the Account Value;

-	not more than 30% of the Certificate Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

-	the sum of withdrawals made equals the sum of premiums paid; and

-	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Certificate Debt.  By way of example, if the Account Value is $1,000,000 and the Certificate Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Certificate Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

-	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

-	The death benefit will be changed to equal 105% of the Account Value;

-	Monthly Deductions will cease;

-	No further premium will be accepted;

-	SFA and SIA increases and decreases will no longer be permitted; and

-	All supplemental riders will terminate.

The rider automatically attaches to every Certificate that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.
Termination of Certificate

The Certificate will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Surviving Insured.

Reinstatement

Before the Surviving Insured's death, we may reinstate the Certificate provided that the Certificate has not been surrendered and You-

-	make a request for reinstatement within three years from the date of termination;

-	submit satisfactory evidence of insurability to us for all living Insureds; and

-	pay an amount, as determined by us, sufficient to put the Certificate in force.

An amount sufficient to put the Certificate in force is not less than:

-	the monthly deductions overdue at the end of the grace period; plus

-	any excess of Certificate Debt over Account Value at the end of the grace period; plus

-	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

-	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Certificate in force is the amount necessary to meet the minimum premium test.  Any Certificate Debt at the time the Certificate terminated must be repaid at time of reinstatement or carried over to the reinstated Certificate.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Surviving Insured, Due Proof of both Insured’s deaths. Payment is subject to our rights under the Certificate's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or certificate loan may be postponed whenever:

-	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

-	the Securities and Exchange Commission, by order, permits postponement for the protection of certificateowners; or

-
an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Rights of Owner

While an Insured is alive, unless You have assigned any of these rights, You may:

-	transfer ownership to a new owner;

-	name a contingent owner who will automatically become the owner of the Certificate if You die before the Surviving Insured;

-	change or revoke a contingent owner;

-	change or revoke a beneficiary;

-	exercise all other rights in the Certificate;

-	increase or decrease the SFA and SIA, subject to the other provisions of the Certificate;

-	change the death benefit option, subject to the other provisions of the Certificate.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Certificate until the death of the Surviving Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Certificate Proceeds as they become due.

Other Certificate Provisions

Addition, Deletion or Substitution of Investments.  We may decide to add new Variable Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Superintendent of the State of New York.  We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate endorsements to the Certificate to reflect the substitution.

Entire Contract.  Your entire contract with us consists solely of the Certificate, including the attached copy of the Certificate Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration.  Financial advisers do not have any authority to either alter or modify the Certificate or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification.  Upon notice to You, we may modify the Certificate if such a modification-

-	is necessary to make the Certificate or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

-	is necessary to assure continued qualification of the Certificate under the Internal Revenue Code or other federal or state laws as a life insurance certificate;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

Assignments.  During the lifetime of the Surviving Insured, You may assign all or some of your rights under the Certificate.  All assignments must be filed at our Service Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating.  The Certificate does not pay dividends.  The Certificate does not share in our profits or surplus earnings.

Misstatement of Age or Sex.  If the age or sex  of an Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-Your Account Value will be recalculated from the Certificate Date using the Monthly Cost of Insurance Rates based on the correct age or sex.

Suicide.  If the Surviving Insured, whether sane or insane, commits suicide within two years after the Certificate's Issue Date, we will not pay any part of the Certificate Proceeds.  We will refund the premiums paid, less the amount of any Certificate Debt and any partial withdrawals.

If the Surviving Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the SFA and SIA, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in SFA, increase in SIA, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Certificate.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  After the Certificate has been in force during the lifetime of both Insureds for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the SFA or SIA which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of any Insured who provided evidence of insurability for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of any Insured who provided evidence of insurability for two years from the date of the increase.  Any reinstatement will be incontestable after the reinstated Certificate has been in force during the lifetime of any Insured who provided evidence of insurability for two years from the effective date of the reinstatement.

Report to Owner.  We will send You a report at least once each Certificate Year.  The report will show current certificate values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding certificate loans and accrued interest on such loans.  There is no charge for this report.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Certificate will be sent at the time of the transaction.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Certificate in advertising, sales literature and other promotional materials.  This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains.  Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period.  Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield.  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate.  When a yield assumes that income earned is reinvested, it is called an effective yield.  Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Certificate.  These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence.  The results for any period prior to any Certificate being offered will be calculated as if the Certificate had been offered during that period of time, with all charges assumed to be those applicable to the Certificate.

Other Information

Performance information may be compared, in reports and promotional literature, to:

-
the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Variable Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-
other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-
the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Variable Sub-Account.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Certificate information on various topics of interest to You and other prospective certificateowners.  These topics may include:

-	the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

-	investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

-	the advantages and disadvantages of investing in tax-deferred and taxable investments;

-	customer profiles and hypothetical purchase and investment scenarios;

-	financial management and tax and retirement planning; and

-	investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Certificate and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  Any person contemplating the purchase of a Certificate or any transaction involving a Certificate should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Certificate or any transaction involving a Certificate.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Certificate, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, certificateowners are not the owners of the assets generating the benefits.

Taxation of Certificate Proceeds

Section 7702 of the Code provides certain tests for whether a certificate will be treated as a “life insurance contract” for tax purposes.  Provided that the certificateowner of the Certificate has an insurable interest in the Insureds, we believe that the Certificate meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Certificate will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the certificateowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Variable Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Certificate on its maturity date and there can be no assurance that an election to extend the maturity date of the Certificate will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the death benefit under the Certificate that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Certificate must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Certificate.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Certificates issued to so-called “substandard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Certificate to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Certificate and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Certificate.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a certificateholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Certificate assumes the risk that it may be treated as the owner of the investments underlying the Certificate under the “owner control” rules because of the investment manager’s control over assets held under the Certificate.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Certificate, we do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Certificate as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Certificate in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Certificate depend on whether the Certificate is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Certificate, classification of the Certificate as a Modified Endowment Contract will depend upon the individual operation of each Certificate.  A Certificate is a Modified Endowment Contract if the aggregate amount paid under the Certificate at any time during the first seven Certificate Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Certificate provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Certificate Years, the foregoing computation is made as if the Certificate originally had been issued at the reduced benefit level.  If there is a “material change” to the Certificate, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Certificate to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Certificate to determine whether such a transaction would cause the Certificate to become a Modified Endowment Contract.

If a Certificate is not a Modified Endowment Contract, cash distributions from the Certificate are treated first as a nontaxable return of the owner’s “Investment in the Certificate” and then as a distribution of the income earned under the Certificate, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Certificate in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Certificate that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Certificate is a Modified Endowment Contract, distributions from the Certificate are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid certificate loans) immediately before the distribution over the Investment in the Certificate (as defined below).  Loans taken from, or secured by, such a Certificate, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Certificate.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 ½, is attributable to the certificateowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the certificateowner or the joint lives (or joint life expectancies ) of the certificateowner and the certificateowner’s beneficiary.  These exceptions are not likely to apply where the Certificate is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same certificateowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of certificate loan interest.  You should consult a qualified tax adviser regarding such deductions.
Upon the complete maturity, surrender or lapse of the Certificate, the amount by which the sum of the Certificate’s Cash Surrender Value and any unpaid Certificate Debt exceeds the certificateowner’s “Investment in the Certificate” (as defined below) is treated as ordinary income subject to tax and, if the Certificate is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Certificate and the gain resulting from the maturity of the Certificate, or a surrender or lapse of the Certificate for purposes of that tax.

The term “Investment in the Certificate” means-

-	the aggregate amount of any premiums or other consideration paid for a Certificate, minus

-	the aggregate amount received under the Certificate which is excluded from the certificateowner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Certificate that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the certificateowner’s gross income.

The “Investment in the Certificate” is increased by any unpaid Certificate Debt on a Certificate that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Certificate Debt was treated as a taxable distribution at the time the Certificate Debt was incurred, the failure to increase the “Investment in the Certificate” by the Certificate Debt would cause such amount to be taxed again upon a Certificate surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Certificate will include any unpaid Certificate Debt on a Certificate that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Certificate is not a Modified Endowment Contract, then the Investment in the Certificate is not affected by the receipt of a loan from, or secured by a Certificate.

Whether or not the Certificate is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Certificate will affect the amount of the Investment in the Certificate.

A certificateowner generally will not recognize gain upon the exchange of the Certificate for another life insurance certificate issued by us or another insurance company, except to the extent that the certificateowner receives cash in the exchange or is relieved of certificate indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Certificate’s Account Value (which includes unpaid certificate loans) exceeds the certificateowner’s Investment in the Certificate.

A transfer of the Certificate, a change in the certificateowner, a change in the beneficiary, certain other changes to the Certificate and particular uses of the Certificate (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Certificate or designate a new certificateowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the Surviving Insured may in certain circumstances be includible in your taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Certificate, the difference will be taxed to You as ordinary income.
The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Certificate on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Certificate for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the federal corporate alternative minimum tax, if the certificateowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Certificate Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure
We believe that the purchase of a Certificate is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Certificates that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Certificate.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Distribution of Certificate

The Certificate is offered on a continuous basis.  The Certificate is sold by licensed insurance agents ("Selling Agents") in those states where the Certificate may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company") pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate.  The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the certificateowner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 95% of the first Target Premium.  Target Premium varies based on each Insured's Issue Age, sex and rating class.  Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums 6-8 and 2% of Target Premiums 9-10.  Commissions will not exceed 2% on premiums received in excess of ten Target Premiums.  Commissions will not exceed 2% on premiums received in Certificate Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual aggregate sales of our variable certificates (including the Certificate), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

In addition to selling our variable certificates (including the Certificate), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Certificates or other variable certificates and policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual certificate is not impacted by whether the certificate is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Certificates by Selling Broker-Dealers and their registered representatives.  Such payments and other activities may be significantly greater or less in connection with the Certificates than in connection with other products offered and sold by the Company or by others.  Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Certificate to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Certificate.
In 2008, Clarendon retained no commissions in connection with the distribution of the Certificates.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from certificateowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of certificateowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Variable Sub-Account for which no timely instructions from certificateowners are received, together with shares not attributable to a Certificate, in the same proportion as those shares in that Variable Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a certificateowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to certificateowners.

Other Information

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York's Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts
Actuarial matters concerning the Certificate have been examined by Olga Rasin, FSA, MAAA, Associate Product Officer.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Certificate.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Insurance and Annuity Company of New York, the mutual fund investment options and the Certificate.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms
Account Value-The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Certificate.  Account Value does not include Certificate Debt.  Certificate Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Certificate Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Certificate Date.

Attained Age-Each Insured's Issue Age plus the number of completed Certificate Years.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Account Value decreased by the balance of any outstanding Certificate Debt.

Certificate-The form issued by Sun Life Insurance and Annuity Company of New York and is a contract between the certificateowner and the Company.

Certificate Application-The application for a Certificate, a copy of which is attached to and incorporated in the Certificate.

Certificate Date-The date shown in the Certificate Specifications from which each Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Certificate Debt-The principal amount of any outstanding loan against the Certificate, plus accrued but unpaid interest on such loan.

Certificate Month-A Certificate Month is a one-month period commencing on the Certificate Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Certificate Proceeds-The amount determined in accordance with the terms of the Certificate which is payable at the death of the Surviving Insured.  This amount is the death benefit, decreased by the amount of any outstanding Certificate Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Certificate Year-A Certificate Year is a one-year period commencing on the Certificate Date or any Anniversary and ending on the next Anniversary.

Class-The risk and underwriting classification of each Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.  Generally, evidence will consist of the both Insured’s death certificates.

Fixed Account-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if an Insured is a substandard risk.  It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund-A mutual fund portfolio in which a Variable Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Certificate.

Insured-Persons on whose life a Certificate is issued.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Certificate Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age-An Insured's age as of that Insured's birthday nearest the Certificate Date.

Issue Date-The date we produce a Certificate from our system as specified in the Certificate.

Minimum Monthly Premium- The initial premium is two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the SFA, SIA, death benefit option election, optional rider election and risk and underwriting classification of the Insureds.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Certificate Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the SFA and SIA provided by the Certificate and for the Estate Preservation rider and Certificate Split Option rider.

Monthly Expense Charge-A per Certificate deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Certificate.

No-Lapse Guarantee Period- The term when the Certificate will not terminate if the premiums paid less partial withdrawals less Certificate Debt exceed the sum of Minimum Monthly Premiums from the Certificate Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Issue Age of the younger Insured.  It may not exceed 20 years.

Premium Expense Charge-A percentage charge deducted from each premium payment.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Service Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to You by written notice.

Specified Face Amount (“SFA”)-The amount of life insurance coverage You request as specified in the Certificate.

SFA Net Amount at Risk-The SFA Net Amount at Risk is based on the insurance coverage provided by the Specified Face Amount and does not include any insurance coverage provided by the Supplemental Insurance Amount.

SIA Net Amount at Risk-The SIA Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Amount and does not include any insurance coverage provided by the Specified Face Amount.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

Supplemental Insurance Amount (“SIA”)-The amount of supplemental life insurance coverage you request as specified in the Certificate.  The SIA terminates no later than the Insured’s Attained Age 121.

Surviving Insured-Of the two Insureds under the Certificate, the Insured who dies last.

Target Premium-An amount of premium specified as such in the Certificate, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk – The SFA Net Amount at Risk plus the SIA Net Amount at Risk.

Unit-A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value-The value of each Unit of assets in a Variable Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life (N.Y.) Variable Account D.

Variable Sub-Accounts- Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You-is the owner of the Certificate.

Appendix B

Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C

PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

• Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

• Information about your transactions with us, our affiliates or others, such as other life insurance certificates and policies or annuities that you may own; and

• Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.
We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.
Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.

1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.

The SAI includes additional information about Sun Life (N.Y.) Variable Account D and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and account values are available upon request, at no charge.  You may make inquiries about the Certificate, request an SAI and request a personalized illustration by calling 1-866-702-6998.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Certificate and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Certificate and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C.  20549.

Securities Act of 1933 File No. 333-151790
Investment Company Act. File No. 811-04633

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN PRIME SURVIVORSHIP

VARIABLE UNIVERSAL LIFE CERTIFICATE

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

May 1, 2009

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Prime Survivorship VUL prospectus, dated May 1, 2009.  The prospectus is available, at no charge, by writing Sun Life Insurance and Annuity Company of New York ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-866-702-6998.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTION AND UNDERWRITING OF CERTIFICATE
THE CERTIFICATE
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT D
FINANCIAL STATEMENTS OF THE COMPANY

THE COMPANY AND THE VARIABLE ACCOUNT
We are a stock life insurance company incorporated under the laws of New York on May 25, 1983.  Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.  We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"), a publicly-traded stock holding company and a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges. Sun Life Financial ultimately controls Sun Life Insurance and Annuity Company of New York through the following intervening companies: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

Sun Life Insurance and Annuity Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983.  Sun Life (N.Y.) Variable Account D was established on April 24, 2003, pursuant to a resolution of our Board of Directors and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 14, 2009, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account D that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 24, 2009, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE CERTIFICATE

The Certificate is offered on a continuous basis.  The Certificate is sold by licensed insurance agents ("Selling Agents") in those states where the Certificate may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate.  The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Certificate Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 95% of the first target premium.  Target premium varies based on each Insured's age, sex and rating class.  Commissions will not exceed 10% of target premiums two through five, 5% of target premiums six through eight and 2% of target premiums nine through ten.  Commissions will not exceed 2% on premiums received in excess of ten target premiums or on any premium received in Certificate Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable certificates (including the Certificate) or assets held within those certificates and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Certificates over other variable life certificates (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Certificates.

In addition to selling our variable certificates (including the Certificate), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Certificates or other variable certificates issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual certificate is not impacted by whether the certificate is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Certificates by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Certificates than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Certificate to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Certificate.
In 2008, Clarendon retained no commissions in connection with the distribution of the Certificates.

THE CERTIFICATE

To apply for a Certificate, you must submit an application to our Service Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insureds.  We offer the Certificate on a regular (or medical) underwriting and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangements.  The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Certificate cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 750% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.  The rates for the Certificate will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Premium Expense Charge.  We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one quarter percent of the charge is used to pay federal, state and local tax obligations.  The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  The Premium Expense Charge is currently 18.50% in all Certificate Years and is guaranteed not exceed 25.00% in any Certificate Year.

Increase in Face Amount.  After the first certificate anniversary, you may request an increase in the Specified Face Amount (“SFA”) and Supplemental Insurance Face Amount (“SIA”) provided that both Insureds are living at the time of the request.  You must provide satisfactory evidence of each Insured's insurability.  Once requested, an increase will become effective at the next certificate anniversary following our approval of your request.  The Certificate does not allow for an increase if the younger Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial SFA and SIA and each increase in the SFA and SIA.  The cost of insurance charges applicable to an increase in SFA and SIA may be higher or lower than those charged on the original sums if an Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial SFA, then to the initial SIA and then to each increase in the SFA and SIA in the order in which the increases were made.
At time of application, You may choose to schedule increases in SIA.  Additional evidence of insurability will not be required at the time the increases are scheduled to go into effect.  Further, no deterioration in an Insured’s health will negatively impact future scheduled increases.  Persons interested in scheduled increases are generally those who are matching their insurance coverage amount to their income and anticipate annual increases in compensation.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein.  The consolidated financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life (N.Y.) Variable Account D and the Board of Directors of Sun Life Insurance and Annuity Company of New York (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AIM V.I. International Growth Fund Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein VPS Growth and Income Portfolio Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Dreyfus MidCap Stock Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Sub-Account, Goldman Sachs Structured US Equity Fund Sub-Account, Goldman Sachs Mid Cap Value Fund Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS Government Securities Portfolio Sub-Account, MFS High Yield Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS New Discovery Portfolio Sub-Account, MFS Total Return Portfolio Sub-Account, MFS Utilities Portfolio Sub-Account, MFS Value Portfolio Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, DWS Small Cap Index VIP Sub-Account, DWS Dreman Small Mid Cap Value VIP Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Global Real Estate Fund Sub-Account, Sun Capital WMC Blue Chip Mid Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital Large Cap Core Fund Sub-Account, T.Rowe Price Blue Chip Growth Portfolio Sub-Account, and Van Kampen LIT Growth & Income Portfolio Sub-Account of Sun Life (N.Y.) Variable Account D (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets
Investments at fair value:	Shares	Cost	Value
AIM Variable Insurance Funds, Inc.
V.I. International Growth Fund Sub-Account (AI4)	1,262	$41,641	$24,593
The Alger American Fund
Mid Cap Growth Portfolio Sub-Account (AL4)	4,506	83,767	31,719
AllianceBernstein Variable Product Series Fund, Inc.
Growth and Income Portfolio Sub-Account (AN3)	3,080	69,900	39,942
Delaware VIP Trust
Delaware VIP Growth Opportunities Series Sub-Account (DGO)	893	18,813	10,008
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	6,238	97,046	48,969
DWS Investments VIT Funds
DWS Small Cap Index VIP Sub-Account (SSC)	2,424	33,783	20,896
DWS Variable Series II
DWS Dreman Small Cap Value Portfolio Sub-Account (SCV)	2,873	42,384	22,782
Fidelity Variable Insurance Products Fund
Money Market Portfolio Sub-Account (FL5)	149,511	149,511	149,511
Overseas Portfolio Sub-Account (FL7)	9,628	165,021	116,696
Growth Portfolio Sub-Account (FL8)	1,011	31,875	23,739
Fidelity Variable Insurance Products Fund III
Index 500 Portfolio Sub-Account (FL4)	885	122,202	87,563
Contrafund Portfolio Sub-Account (FL6)	2,873	62,375	44,044
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Sub-Account (FTI)	6,387	102,579	68,719
Templeton Growth Securities Fund Sub-Account (FTG)	36	334	294
Goldman Sachs Variable Insurance Trust
VIT Structured US Equity Fund Sub-Account (GS3)	4,199	52,019	33,548
Mid Cap Value Fund Sub-Account (GS8)	6	91	50
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	637	17,751	11,003
Mid Cap Value Portfolio Sub-Account (LA2)	1,988	38,711	20,895
MFS Variable Insurance Trust II
MFS Government Securities Portfolio Sub-Account (GSS)	2,137	26,954	28,269
MFS High Yield Portfolio Sub-Account (HYS)	11,530	71,792	48,888
MFS Massachusetts Investors Growth Stock Portfolio Sub-Account (MIS)	930	9,657	6,791
MFS Blended Research Core Equity Portfolio Sub-Account (MIT)	20	638	460
MFS New Discovery Portfolio Sub-Account (NWD)	19	234	160
MFS Total Return Portfolio Sub-Account (TRS)	630	11,137	8,708
MFS Utilities Portfolio Sub-Account (UTS)	94	2,116	1,458
MFS Value Portfolio Sub-Account (MVS)	5,194	72,876	55,571
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	171	7,253	4,394
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	2,692	21,661	15,237
Low Duration Portfolio Sub-Account (PLD)	19,457	196,661	188,341
Emerging Markets Bond Portfolio Sub-Account (PMB)	9,482	124,790	97,850
Real Return Porfolio Sub-Account (PRR)	1,260	15,885	14,182
Total Return Portfolio Sub-Account (PTR)	7,161	74,232	73,832

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value (continued):	Shares	Cost	Value
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	3,040	$29,770	$23,832
Sun Capital Global Real Estate Fund Sub-Account (SC3)	3,660	69,805	32,902
SC WMC Blue Chip Mid Cap Fund Sub-Account (SC5)	3,868	70,706	36,051
SC Davis Venture Value Fund Sub-Account (SC7)	3,005	34,478	25,058
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	1,215	10,701	9,402
SC Oppenheimer Large Cap Core Fund Sub-Account (SCM)	-	-	-
T. Rowe Price Equity Series, Inc.
T.Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	7,778	79,280	52,735
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	35	635	480

Total investments		2,061,064	1,479,572

Total assets		$2,061,064	$1,479,572

Liabilities
Payable to sponsor			$-

Total liabilities			$-

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets	Units	Value
AIM Variable Insurance Funds, Inc.
AI4	2,076	$24,593
The Alger American Fund
AL4	3,799	31,719
AllianceBernstein Variable Product Series Fund, Inc.
AN3	5,091	39,942
Delaware VIP Trust
DGO	1,008	10,008
Dreyfus Investment Portfolios
DMC	5,695	48,969
DWS Investments VIT Funds
SSC	1,466	20,896
DWS Variable Series II
SCV	1,975	22,782
Fidelity Variable Insurance Products Fund
FL5	12,128	149,511
FL7	12,058	116,696
FL8	3,900	23,739
Fidelity Variable Insurance Products Fund III
FL4	11,255	87,563
FL6	4,019	44,044
Franklin Templeton Variable Insurance Products Trust
FTI	4,539	68,719
FTG	23	294
Goldman Sachs Variable Insurance Trust
GS3	4,423	33,548
GS8	5	50
Lord Abbett Series Fund, Inc.
LA1	1,183	11,003
LA2	2,328	20,895
MFS Variable Insurance Trust II
GSS	1,878	28,269
HYS	4,563	48,888
MIS	1,069	6,791
MIT	58	460
NWD	24	160
TRS	768	8,708
UTS	113	1,458
MVS	5,107	55,571
Oppenheimer Variable Account Funds
OCF	552	4,394
PIMCO Variable Insurance Trust
PHY	1,157	15,237
PLD	16,679	188,341
PMB	5,190	97,850
PRR	1,118	14,182
PTR	5,389	73,832

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets	Units	Value
Sun Capital Advisers Trust
SC2	1,917	$23,832
SC3	2,141	32,902
SC5	2,933	36,051
SC7	2,782	25,058
SCB	960	9,402
SCM	-	-
T. Rowe Price Equity Series, Inc.
TBC	6,037	52,735
Van Kampen Life Insurance Trust
VGI	46	480
Total net assets		$1,479,572

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AI4	AL4	AN3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$190	$91	$869

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(520)	$(1,936)	$(2,069)
Realized gain distributions	461	18,943	8,965
Net realized (losses) gains	$(59)	$17,007	$6,896

Net change in unrealized appreciation/ depreciation	$(17,116)	$(61,694)	$(33,929)

Net realized and change in unrealized losses	$(17,175)	$(44,687)	$(27,033)

Decrease in net assets from operations	$(16,985)	$(44,596)	$(26,164)

	DGO	DMC	SSC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$619	$332

Net realized and unrealized losses:
Net realized losses on sale of fund shares	$(221)	$(3,553)	$(539)
Realized gain distributions	1,732	10,025	2,542
Net realized gains	$1,511	$6,472	$2,003

Net change in unrealized appreciation/ depreciation	$(8,470)	$(39,282)	$(12,695)

Net realized and change in unrealized losses	$(6,959)	$(32,810)	$(10,692)

Decrease in net assets from operations	$(6,959)	$(32,191)	$(10,360)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SCV	FL5	FL7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$647	$4,700	$4,432

Net realized and unrealized losses:
Net realized losses on sale of fund shares	$(8,138)	$-	$(320)
Realized gain distributions	15,837	-	13,659
Net realized gains	$7,699	$-	$13,339

Net change in unrealized appreciation/ depreciation	$(20,750)	$-	$(79,005)

Net realized and change in unrealized losses	$(13,051)	$-	$(65,666)

(Decrease) increase in net assets from operations	$(12,404)	$4,700	$(61,234)

	FL8	FL4	FL6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$269	2,518	$570

Net realized and unrealized losses:
Net realized gains (losses) on sale of fund shares	$105	318	$(1,875)
Realized gain distributions	-	1,046	814
Net realized gains (losses)	$105	1,364	$(1,061)

Net change in unrealized appreciation/ depreciation	$(22,156)	(48,856)	$(14,279)

Net realized and change in unrealized losses	$(22,051)	(47,492)	$(15,340)

Decrease net assets from operations	$(21,782)	(44,974)	$(14,770)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FTI	FTG	GS3
	Sub-Account	Sub-Account [1]	Sub-Account
Income:
Dividend income	$2,242	3	$749

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$258	(37)	$(523)
Realized gain distributions	9,175	10	420
Net realized gains (losses)	$9,433	(27)	$(103)

Net change in unrealized appreciation/ depreciation	$(57,958)	(40)	$(20,456)

Net realized and change in unrealized losses	$(48,525)	(67)	$(20,559)

Decrease in net assets from operations	$(46,283)	(64)	$(19,810)

	GS8	LA1	LA2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1	$227	$379

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(13)	$(345)	$(3,065)
Realized gain distributions	-	53	1,266
Net realized losses	$(13)	$(292)	$(1,799)

Net change in unrealized appreciation/ depreciation	$(22)	$(5,970)	$(12,934)

Net realized and unrealized losses	$(35)	$(6,262)	$(14,733)

Decrease in net assets from operations	$(34)	$(6,035)	$(14,354)

1 For the period January 7, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	GSS	HYS	MIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,287	$5,322	$9

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	$(149)	$(2,598)	$(54)
Realized gain distributions	-	-	-
Net realized losses	$(149)	$(2,598)	$(54)

Net change in unrealized appreciation/ depreciation	$986	$(20,917)	$(2,849)

Net realized and change in unrealized gains (losses)	$837	$(23,515)	$(2,903)

Increase (decrease) in net assets from operations	$2,124	$(18,193)	$(2,894)

	MIT	NWD	TRS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8	$-	$160

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(5)	$(37)	$(121)
Realized gain distributions	-	26	338
Net realized (losses) gains	$(5)	$(11)	$217

Net change in unrealized appreciation/ depreciation	$(205)	$(67)	$(2,314)

Net realized and change in unrealized losses	$(210)	$(78)	$(2,097)

Decrease in net assets from operations	$(202)	$(78)	$(1,937)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	UTS	MVS	OCF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$19	$1,016	$9

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(92)	$(1,554)	$(39)
Realized gain distributions	171	8,516	-
Net realized gains (losses)	$79	$6,962	$(39)

Net change in unrealized appreciation/ depreciation	$(757)	$(26,490)	$(3,116)

Net realized and unrealized losses	$(678)	$(19,528)	$(3,155)

Decrease in net assets from operations	$(659)	$(18,512)	$(3,146)

	PHY	PLD	PMB
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,431	$7,767	$6,976

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(172)	$(482)	$(591)
Realized gain distributions	51	3,107	5,131
Net realized (losses) gains	$(121)	$2,625	$4,540

Net change in unrealized appreciation/ depreciation	$(6,026)	$(11,169)	$(27,259)

Net realized and unrealized losses	$(6,147)	$(8,544)	$(22,719)

Decrease in net assets from operations	$(4,716)	$(777)	$(15,743)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	PRR	PTR	SC2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$336	$3,026	$1,486

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of fund shares	$7	$(88)	$(269)
Realized gain distributions	22	1,401	-
Net realized gains (losses)	$29	$1,313	$(269)

Net change in unrealized appreciation/ depreciation	$(1,934)	$(1,109)	$(4,691)

Net realized and unrealized (losses) gains	$(1,905)	$204	$(4,960)

(Decrease) increase in net assets from operations	$(1,569)	$3,230	$(3,474)

	SC3	SC5	SC7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,302	$86	$284

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,748)	$(1,295)	$15
Realized gain distributions	5,054	10,154	328
Net realized gains	$3,306	$8,859	$343

Net change in unrealized appreciation/ depreciation	$(31,326)	$(28,845)	$(16,288)

Net realized and unrealized losses	$(28,020)	$(19,986)	$(15,945)

Decrease in net assets from operations	$(26,718)	$(19,900)	$(15,661)
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SCB	SCM	TBC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11	$-	$78

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(623)	$(386)	$613
Realized gain distributions	154	5	-
Net realized (losses) gains	$(469)	$(381)	$613

Net change in unrealized appreciation/ depreciation	$(511)	$133	$(38,617)

Net realized and unrealized losses	$(980)	$(248)	$(38,004)

Decrease in net assets from operations	$(969)	$(248)	$(37,926)

	VGI
	Sub-Account
Income:
Dividend income	$8

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(26)
Realized gain distributions	14
Net realized losses	$(12)

Net change in unrealized appreciation/ depreciation	$(166)

Net realized and unrealized losses	$(178)

Decrease in net assets from operations	$(170)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AI4		AL4
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$190	$169	$91	$-
Net realized (losses) gains	(59)	122	17,007	4,421
Net change in unrealized
appreciation/ depreciation	(17,116)	12	(61,694)	8,897
(Decrease) increase in net assets
from operations	$(16,985)	$303	$(44,596)	$13,318

Contract Owner Transactions:
Purchase payments received	$2,584	$419	$680	$364
Net transfers between Sub-Accounts
and/ or Fixed Account	(968)	41,740	1,744	36,167
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(220)	(128)	(338)	(290)
Charges for life insurance protection
and monthly administration charge	(1,518)	(893)	(2,473)	(1,710)
(Decrease) increase in net assets from
contract owner transactions	$(122)	$41,138	$(387)	$34,531

(Decrease) increase in net assets	$(17,107)	$41,441	$(44,983)	$47,849

Net Assets:
Beginning of year	$41,700	$259	$76,702	$28,853
End of year	$24,593	$41,700	$31,719	$76,702

Unit Transactions:
Beginning of year	2,099	15	3,826	1,893
Purchased	487	22	47	19
Transferred between Sub-Accounts
and/ or Fixed Account	(182)	2,113	122	2,026
Withdrawn, surrendered, and redeemed
for contract charges	(328)	(51)	(196)	(112)
End of year	2,076	2,099	3,799	3,826

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AN3		DGO
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007 [1]
Operations:
Net investment income	$869	$662	$-	$-
Net realized gains (losses)	6,896	3,371	1,511	(5)
Net change in unrealized
appreciation/ depreciation	(33,929)	(1,665)	(8,470)	(335)
(Decrease) increase in net assets
from operations	$(26,164)	$2,368	$(6,959)	$(340)

Contract Owner Transactions:
Purchase payments received	$12,188	$10,046	$-	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	-	1,028	-	18,053
Withdrawals and surrenders	(2,648)	(359)	-	-
Mortality and expense risk charges	(361)	(362)	(91)	(54)
Charges for life insurance protection
and monthly administration charge	(4,247)	(4,249)	(418)	(183)
Increase (decrease) in net assets from
contract owner transactions	$4,932	$6,104	$(509)	$17,816

(Decrease) increase in net assets	$(21,232)	$8,472	$(7,468)	$17,476

Net Assets:
Beginning of year	$61,174	$52,702	$17,476	$-
End of year	$39,942	$61,174	$10,008	$17,476

Unit Transactions:
Beginning of year	4,624	4,178	1,046	-
Purchased	1,154	759	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	-	67	-	1,061
Withdrawn, surrendered, and redeemed
for contract charges	(687)	(380)	(38)	(15)
End of year	5,091	4,624	1,008	1,046

[1] For the period May 1, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	DMC		SSC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$619	$278	$332	$155
Net realized gains	6,472	7,615	2,003	1,962
Net change in unrealized
appreciation/ depreciation	(39,282)	(7,339)	(12,695)	(2,957)
(Decrease) increase in net assets
from operations	$(32,191)	$554	$(10,360)	$(840)

Contract Owner Transactions:
Purchase payments received	$12,653	$13,114	$7,152	$5,660
Net transfers between Sub-Accounts
and/ or Fixed Account	5,853	(1,879)	349	1,293
Withdrawals and surrenders	(2,268)	(495)	(1,212)	(219)
Mortality and expense risk charges	(437)	(434)	(163)	(158)
Charges for life insurance protection
and monthly administration charge	(5,502)	(5,406)	(2,814)	(2,541)
Increase in net assets from
contract owner transactions	$10,299	$4,900	$3,312	$4,035

(Decrease) increase in net assets	$(21,892)	$5,454	$(7,048)	$3,195

Net Assets:
Beginning of year	$70,861	$65,407	$27,944	$24,749
End of year	$48,969	$70,861	$20,896	$27,944

Unit Transactions:
Beginning of year	4,910	4,600	1,287	1,115
Purchased	965	859	385	245
Transferred between Sub-Accounts
and/ or Fixed Account	446	(127)	19	55
Withdrawn, surrendered, and redeemed
for contract charges	(626)	(422)	(225)	(128)
End of year	5,695	4,910	1,466	1,287

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SCV		FL5
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$647	$394	$4,700	$7,930
Net realized gains	7,699	5,983	-	-
Net change in unrealized
appreciation/ depreciation	(20,750)	(5,145)	-	-
(Decrease) increase in net assets
from operations	$(12,404)	$1,232	$4,700	$7,930

Contract Owner Transactions:
Purchase payments received	$2,485	$2,070	$36,468	$86,144
Net transfers between Sub-Accounts
and/ or Fixed Account	(5,466)	420	(43)	(21,862)
Withdrawals and surrenders			(8,031)	(5)
Mortality and expense risk charges	(193)	(215)	(3,751)	(1,005)
Charges for life insurance protection
and monthly administration charge	(1,809)	(1,558)	(50,715)	(47,032)
(Decrease) increase in net assets from
contract owner transactions	$(4,983)	$717	$(26,072)	$16,240

(Decrease) increase in net assets	$(17,387)	$1,949	$(21,372)	$24,170

Net Assets:
Beginning of year	$40,169	$38,220	$170,883	$146,713
End of year	$22,782	$40,169	$149,511	$170,883

Unit Transactions:
Beginning of year	2,318	2,273	14,269	12,875
Purchased	171	121	2,995	7,383
Transferred between Sub-Accounts
and/ or Fixed Account	(376)	24	(4)	(1,882)
Withdrawn, surrendered, and redeemed
for contract charges	(138)	(100)	(5,132)	(4,107)
End of year	1,975	2,318	12,128	14,269

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL7		FL8
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$4,432	$4,034	$269	$261
Net realized gains	13,339	10,737	105	446
Net change in unrealized
appreciation/ depreciation	(79,005)	4,679	(22,156)	9,427
(Decrease) increase in net assets
from operations	$(61,234)	$19,450	$(21,782)	$10,134

Contract Owner Transactions:
Purchase payments received	$37,936	$16,247	$-	$181
Net transfers between Sub-Accounts
and/ or Fixed Account	14,972	(564)	682	-
Withdrawals and surrenders	(3,390)	(695)	-	-
Mortality and expense risk charges	(641)	(633)	(253)	(298)
Charges for life insurance protection
and monthly administration charge	(10,262)	(8,536)	(1,824)	(1,571)
Increase (decrease) in net assets from
contract owner transactions	$38,615	$5,819	$(1,395)	$(1,688)

(Decrease) increase in net assets	$(22,619)	$25,269	$(23,177)	$8,446

Net Assets:
Beginning of year	$139,315	$114,046	$46,916	$38,470
End of year	$116,696	$139,315	$23,739	$46,916

Unit Transactions:
Beginning of year	8,081	7,753	4,067	4,231
Purchased	3,907	996	-	18
Transferred between Sub-Accounts
and/ or Fixed Account	1,542	(60)	82	-
Withdrawn, surrendered, and redeemed
for contract charges	(1,472)	(608)	(249)	(182)
End of year	12,058	8,081	3,900	4,067

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL4		FL6
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$2,518	$3,842	$570	$278
Net realized gains (losses)	1,364	1,812	(1,061)	8,627
Net change in unrealized
appreciation/depreciation	(48,856)	(424)	(14,279)	(3,847)
(Decrease) increase in net assets
from operations	$(44,974)	$5,230	$(14,770)	$5,058

Contract Owner Transactions:
Purchase payments received	$18,393	$19,597	$14,054	$2,720
Net transfers between Sub-Accounts
and/or Fixed Account	13,561	(2,648)	12,813	161
Withdrawals and surrenders	(6,267)	(679)	-	-
Mortality and expense risk charges	(641)	(653)	(188)	(182)
Charges for life insurance protection
and monthly administration charge	(8,282)	(8,275)	(2,484)	(1,359)
Increase in net assets from
contract owner transactions	$16,764	$7,342	$24,195	$1,340

(Decrease) increase in net assets	$(28,210)	$12,572	$9,425	$6,398

Net Assets:
Beginning of year	$115,773	$103,201	$34,619	$28,221
End of year	$87,563	$115,773	$44,044	$34,619

Unit Transactions:
Beginning of year	9,366	8,794	1,813	1,736
Purchased	2,073	1,576	1,282	155
Transferred between Sub-Accounts
and/or Fixed Account	1,528	(223)	1,168	8
Withdrawn, surrendered, and redeemed
for contract charges	(1,712)	(781)	(244)	(86)
End of year	11,255	9,366	4,019	1,813

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FTI		FTG
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008 [2]	2007
Operations:
Net investment income	$2,242	$1,964	$3	$-
Net realized gains (losses)	9,433	6,434	(27)	-
Net change in unrealized
appreciation/ depreciation	(57,958)	5,686	(40)	-
(Decrease) increase in net assets
from operations	$(46,283)	$14,084	$(64)	$-

Contract Owner Transactions:
Purchase payments received	$14,901	$13,790	$240	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	244	1,938	244	-
Withdrawals and surrenders	(2,893)	(364)	-	-
Mortality and expense risk charges	(503)	(517)	(1)	-
Charges for life insurance protection
and monthly administration charge	(6,769)	(6,201)	(125)	-
Increase in net assets from
contract owner transactions	$4,980	$8,646	$358	$-

(Decrease) increase in net assets	$(41,303)	$22,730	$294	$-

Net Assets:
Beginning of year	$110,022	$87,292	$-	$-
End of year	$68,719	$110,022	$294	$-

Unit Transactions:
Beginning of year	4,333	3,969	-	-
Purchased	616	590	15	-
Transferred between Sub-Accounts
and/ or Fixed Account	10	72	16	-
Withdrawn, surrendered, and redeemed
for contract charges	(420)	(298)	(8)	-
End of year	4,539	4,333	23	-

[2] For the period January 7, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GS3		GS8
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$749	$557	$1	$1
Net realized (losses) gains	(103)	4,338	(13)	20
Net change in unrealized
appreciation/ depreciation	(20,456)	(5,797)	(22)	(15)
(Decrease) increase in net assets
from operations	$(19,810)	$(902)	$(34)	$6

Contract Owner Transactions:
Purchase payments received	$3,818	$517	$-	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	2,921	5,264	-	1
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(295)	(300)	(1)	(1)
Charges for life insurance protection
and monthly administration charge	(2,932)	(2,304)	(43)	(58)
Increase (decrease) in net assets from
contract owner transactions	$3,512	$3,177	$(44)	$(58)

(Decrease) increase in net assets	$(16,298)	$2,275	$(78)	$(52)

Net Assets:
Beginning of year	$49,846	$47,571	$128	$180
End of year	$33,548	$49,846	$50	$128

Unit Transactions:
Beginning of year	4,140	3,887	8	11
Purchased	308	42	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	235	420	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(260)	(209)	(3)	(3)
End of year	4,423	4,140	5	8

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LA1		LA2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$227	$136	$379	$172
Net realized (losses) gains	(292)	845	(1,799)	5,179
Net change in unrealized
appreciation/ depreciation	(5,970)	(922)	(12,934)	(5,399)
(Decrease) increase in net assets
from operations	$(6,035)	$59	$(14,354)	$(48)

Contract Owner Transactions:
Purchase payments received	$4,808	$3,224	$5,366	$1,892
Net transfers between Sub-Accounts
and/ or Fixed Account	2,926	5,902	(5,257)	4,691
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(90)	(49)	(208)	(214)
Charges for life insurance protection
and monthly administration charge	(1,437)	(1,076)	(2,214)	(1,712)
Increase (decrease) in net assets from
contract owner transactions	$6,207	$8,001	$(2,313)	$4,657

Increase (decrease) in net assets	$172	$8,060	$(16,667)	$4,609

Net Assets:
Beginning of year	$10,831	$2,771	$37,562	$32,953
End of year	$11,003	$10,831	$20,895	$37,562

Unit Transactions:
Beginning of year	740	196	2,538	2,240
Purchased	343	224	487	124
Transferred between Sub-Accounts
and/ or Fixed Account	209	396	(477)	299
Withdrawn, surrendered, and redeemed
for contract charges	(109)	(76)	(220)	(125)
End of year	1,183	740	2,328	2,538

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GSS		HYS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$1,287	$891	$5,322	$4,630
Net realized losses	(149)	(51)	(2,598)	(262)
Net change in unrealized
appreciation/ depreciation	986	536	(20,917)	(3,222)
Increase (decrease) in net assets
from operations	$2,124	$1,376	$(18,193)	$1,146

Contract Owner Transactions:
Purchase payments received	$7,836	$2,061	$11,599	$3,805
Net transfers between Sub-Accounts
and/ or Fixed Account	533	3,306	355	1,630
Withdrawals and surrenders	(2,738)	(5)	(5,414)	(11)
Mortality and expense risk charges	(135)	(125)	(375)	(411)
Charges for life insurance protection
and monthly administration charge	(1,621)	(981)	(3,654)	(2,980)
Increase in net assets from
contract owner transactions	$3,875	$4,256	$2,511	$2,033

Increase (decrease) in net assets	$5,999	$5,632	$(15,682)	$3,179

Net Assets:
Beginning of year	$22,270	$16,638	$64,570	$61,391
End of year	$28,269	$22,270	$48,888	$64,570

Unit Transactions:
Beginning of year	1,606	1,286	4,238	4,107
Purchased	551	157	1,501	248
Transferred between Sub-Accounts
and/ or Fixed Account	37	247	46	105
Withdrawn, surrendered, and redeemed
for contract charges	(316)	(84)	(1,222)	(222)
End of year	1,878	1,606	4,563	4,238

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MIS		MIT
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [1]	2008	2007
Operations:
Net investment income	$9	$-	$8	$6
Net realized (losses) gains	(54)	-	(5)	19
Net change in unrealized
appreciation/ depreciation	(2,849)	(17)	(205)	(2)
(Decrease) increase in net assets
from operations	$(2,894)	$(17)	$(202)	$23

Contract Owner Transactions:
Purchase payments received	$1,895	$-	$243	$328
Net transfers between Sub-Accounts
and/ or Fixed Account	6,235	1,818	-	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(19)	(2)	(3)	(3)
Charges for life insurance protection
and monthly administration charge	(202)	(23)	(106)	(110)
Increase in net assets from
contract owner transactions	$7,909	$1,793	$134	$215

Increase (decrease) in net assets	$5,015	$1,776	$(68)	$238

Net Assets:
Beginning of year	$1,776	$-	$528	$290
End of year	$6,791	$1,776	$460	$528

Unit Transactions:
Beginning of year	176	-	43	25
Purchased	214	-	27	27
Transferred between Sub-Accounts
and/ or Fixed Account	704	178	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(25)	(2)	(12)	(9)
End of year	1,069	176	58	43

[1] For the period May 1, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NWD		TRS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$160	$3
Net realized (losses) gains	(11)	10	217	4
Net change in unrealized
appreciation/ depreciation	(67)	(10)	(2,314)	(117)
Decrease in net assets
from operations	$(78)	$-	$(1,937)	$(110)

Contract Owner Transactions:
Purchase payments received	$166	$168	$5,852	$168
Net transfers between Sub-Accounts
and/ or Fixed Account	-	(1)	-	5,452
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(1)	(1)	(41)	(6)
Charges for life insurance protection
and monthly administration charge	(80)	(77)	(585)	(146)
Increase in net assets from
contract owner transactions	$85	$89	$5,226	$5,468

Increase in net assets	$7	$89	$3,289	$5,358

Net Assets:
Beginning of year	$153	$64	$5,419	$61
End of year	$160	$153	$8,708	$5,419

Unit Transactions:
Beginning of year	14	6	375	4
Purchased	20	15	440	12
Transferred between Sub-Accounts
and/ or Fixed Account	-	-	-	369
Withdrawn, surrendered, and redeemed
for contract charges	(10)	(7)	(47)	(10)
End of year	24	14	768	375
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	UTS		MVS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$19	$6	$1,016	$962
Net realized gains	79	77	6,962	3,905
Net change in unrealized
appreciation/depreciation	(757)	55	(26,490)	(175)
(Decrease) increase in net assets
from operations	$(659)	$138	$(18,512)	$4,692

Contract Owner Transactions:
Purchase payments received	$958	$417	$9,402	$1,279
Net transfers between Sub-Accounts
and/or Fixed Account	507	507	5,455	763
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(9)	(4)	(314)	(350)
Charges for life insurance protection
and monthly administration charge	(403)	(266)	(3,183)	(2,248)
Increase (decrease) in net assets from
contract owner transactions	$1,053	$654	$11,360	$(556)

Increase (decrease) in net assets	$394	$792	$(7,152)	$4,136

Net Assets:
Beginning of year	$1,064	$272	$62,723	$58,587
End of year	$1,458	$1,064	$55,571	$62,723

Unit Transactions:
Beginning of year	52	17	3,883	3,914
Purchased	56	23	1,013	86
Transferred between Sub-Accounts
and/or Fixed Account	29	27	588	47
Withdrawn, surrendered, and redeemed
for contract charges	(24)	(15)	(377)	(164)
End of year	113	52	5,107	3,883

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OCF		PHY
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$9	$1	$1,431	$682
Net realized (losses) gains	(39)	50	(121)	(5)
Net change in unrealized
appreciation/depreciation	(3,116)	235	(6,026)	(404)
(Decrease) increase in net assets
from operations	$(3,146)	$286	$(4,716)	$273

Contract Owner Transactions:
Purchase payments received	$622	$666	$648	$200
Net transfers between Sub-Accounts
and/or Fixed Account	2,926	3,505	677	18,966
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(35)	(16)	(101)	(58)
Charges for life insurance protection
and monthly administration charge	(450)	(352)	(720)	(293)
Increase in net assets from
contract owner transactions	$3,063	$3,803	$504	$18,815

(Decrease) increase in net assets	$(83)	$4,089	$(4,212)	$19,088

Net Assets:
Beginning of year	$4,477	$388	$19,449	$361
End of year	$4,394	$4,477	$15,237	$19,449

Unit Transactions:
Beginning of year	306	30	1,130	22
Purchased	50	48	35	12
Transferred between Sub-Accounts
and/or Fixed Account	235	254	36	1,117
Withdrawn, surrendered, and redeemed
for contract charges	(39)	(26)	(44)	(21)
End of year	552	306	1,157	1,130

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PLD		PMB
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$7,767	$8,282	$6,976	$5,124
Net realized gains (losses)	2,625	(140)	4,540	2,364
Net change in unrealized
appreciation/depreciation	(11,169)	4,462	(27,259)	(2,134)
(Decrease) increase in net assets
from operations	$(777)	$12,604	$(15,743)	$5,354

Contract Owner Transactions:
Purchase payments received	$18,833	$15,993	$11,696	$6,319
Net transfers between Sub-Accounts
and/or Fixed Account	10,679	8,602	888	37,658
Withdrawals and surrenders	(15,334)	(201)	(3,758)	(91)
Mortality and expense risk charges	(1,103)	(1,191)	(588)	(545)
Charges for life insurance protection
and monthly administration charge	(11,701)	(9,262)	(5,993)	(4,324)
Increase in net assets from
contract owner transactions	$1,374	$13,941	$2,245	$39,017

Increase (decrease) in net assets	$597	$26,545	$(13,498)	$44,371

Net Assets:
Beginning of year	$187,744	$161,199	$111,348	$66,977
End of year	$188,341	$187,744	$97,850	$111,348

Unit Transactions:
Beginning of year	16,560	15,264	5,046	3,211
Purchased	1,631	1,482	751	296
Transferred between Sub-Accounts
and/or Fixed Account	925	793	57	1,770
Withdrawn, surrendered, and redeemed
for contract charges	(2,437)	(979)	(664)	(231)
End of year	16,679	16,560	5,190	5,046

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PRR		PTR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$336	$181	$3,026	$2,792
Net realized gains (losses)	29	(6)	1,313	(96)
Net change in unrealized
appreciation/depreciation	(1,934)	257	(1,109)	2,306
(Decrease) increase in net assets
from operations	$(1,569)	$432	$3,230	$5,002

Contract Owner Transactions:
Purchase payments received	$3,588	$3,588	$12,446	$4,919
Net transfers between Sub-Accounts
and/or Fixed Account	8,367	1,168	4,020	2,475
Withdrawals and surrenders	-	-	(3,442)	(137)
Mortality and expense risk charges	(46)	(22)	(381)	(397)
Charges for life insurance protection
and monthly administration charge	(1,204)	(603)	(5,072)	(3,651)
Increase in net assets from
contract owner transactions	$10,705	$4,131	$7,571	$3,209

Increase in net assets	$9,136	$4,563	$10,801	$8,211

Net Assets:
Beginning of year	$5,046	$483	$63,031	$54,820
End of year	$14,182	$5,046	$73,832	$63,031

Unit Transactions:
Beginning of year	370	39	4,824	4,561
Purchased	251	286	929	402
Transferred between Sub-Accounts
and/or Fixed Account	584	93	300	198
Withdrawn, surrendered, and redeemed
for contract charges	(87)	(48)	(664)	(337)
End of year	1,118	370	5,389	4,824

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC2		SC3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$1,486	$1,315	$1,302	$966
Net realized (losses) gains	(269)	(63)	3,306	9,148
Net change in unrealized
appreciation/depreciation	(4,691)	(311)	(31,326)	(19,027)
(Decrease) increase in net assets
from operations	$(3,474)	$941	$(26,718)	$(8,913)

Contract Owner Transactions:
Purchase payments received	$2,338	$-	$6,656	$5,883
Net transfers between Sub-Accounts
and/or Fixed Account	(378)	2,254	(329)	41
Withdrawals and surrenders			(1,601)	(217)
Mortality and expense risk charges	(163)	(177)	(306)	(330)
Charges for life insurance protection
and monthly administration charge	(1,499)	(1,169)	(3,742)	(3,677)
Increase in net assets from
contract owner transactions	$298	$908	$678	$1,700

(Decrease) increase in net assets	$(3,176)	$1,849	$(26,040)	$(7,213)

Net Assets:
Beginning of year	$27,008	$25,159	$58,942	$66,155
End of year	$23,832	$27,008	$32,902	$58,942

Unit Transactions:
Beginning of year	1,901	1,837	2,120	2,067
Purchased	123	-	206	186
Transferred between Sub-Accounts
and/or Fixed Account	(20)	160	(10)	2
Withdrawn, surrendered, and redeemed
for contract charges	(87)	(96)	(175)	(135)
End of year	1,917	1,901	2,141	2,120

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC5		SC7
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	86	630	$284	$239
Net realized gains	8,859	9,614	343	398
Net change in unrealized
appreciation/depreciation	(28,845)	(5,497)	(16,288)	737
(Decrease) increase in net assets
from operations	$(19,900)	$4,747	$(15,661)	$1,374

Contract Owner Transactions:
Purchase payments received	$3,390	$3,392	$364	$364
Net transfers between Sub-Accounts
and/or Fixed Account	(3)	18,053	-	7,015
Withdrawals and surrenders
Mortality and expense risk charges	(280)	(262)	(219)	(237)
Charges for life insurance protection
and monthly administration charge	(2,801)	(2,194)	(1,932)	(1,771)
Increase in net assets from
contract owner transactions	$306	$18,989	$(1,787)	$5,371

(Decrease) increase in net assets	$(19,594)	$23,736	$(17,448)	$6,745

Net Assets:
Beginning of year	$55,645	$31,909	$42,506	$35,761
End of year	$36,051	$55,645	$25,058	$42,506

Unit Transactions:
Beginning of year	2,936	1,943	2,935	2,574
Purchased	(33)	192	31	25
Transferred between Sub-Accounts
and/or Fixed Account	-	933	-	475
Withdrawn, surrendered, and redeemed
for contract charges	30	(132)	(184)	(139)
End of year	2,933	2,936	2,782	2,935

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SCB		SCM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007 [1]
Operations:
Net investment income	$11	$-	$-	$7
Net realized (losses) gains	(469)	440	(381)	43
Net change in unrealized
appreciation/depreciation	(511)	(810)	133	(133)
Decrease in net assets
from operations	$(969)	$(370)	$(248)	$(83)

Contract Owner Transactions:
Purchase payments received	$6,088	$182	$1,015	$-
Net transfers between Sub-Accounts
and/or Fixed Account	853	4,235	(1,291)	1,015
Withdrawals and surrenders
Mortality and expense risk charges	(32)	(15)	(5)	(3)
Charges for life insurance protection
and monthly administration charge	(622)	(240)	(199)	(201)
Increase (decrease) in net assets from
contract owner transactions	$6,287	$4,162	$(480)	$811

Increase (decrease) in net assets	$5,318	$3,792	$(728)	$728

Net Assets:
Beginning of year	$4,084	$292	$728	$-
End of year	$9,402	$4,084	$-	$728

Unit Transactions:
Beginning of year	258	18	47	-
Purchased	680	11	99	-
Transferred between Sub-Accounts
and/or Fixed Account	95	244	(126)	59
Withdrawn, surrendered, and redeemed
for contract charges	(73)	(15)	(20)	(12)
End of year	960	258	-	47

1 For the period May 1, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TBC		VGI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$78	$348	$8	$4
Net realized gains (losses)	613	973	(12)	22
Net change in unrealized
appreciation/depreciation	(38,617)	5,759	(166)	(20)
(Decrease) increase in net assets
from operations	$(37,926)	$7,080	$(170)	$6

Contract Owner Transactions:
Purchase payments received	$11,145	$9,874	$337	$158
Net transfers between Sub-Accounts
and/or Fixed Account	5,852	19,264	-	180
Withdrawals and surrenders	(2,935)	(358)
Mortality and expense risk charges	(448)	(393)	(3)	(2)
Charges for life insurance protection
and monthly administration charge	(5,250)	(4,523)	(163)	(101)
Increase in net assets from
contract owner transactions	$8,364	$23,864	$171	$235

(Decrease) increase in net assets	$(29,562)	$30,944	$1	$241

Net Assets:
Beginning of year	$82,297	$51,353	$479	$238
End of year	$52,735	$82,297	$480	$479

Unit Transactions:
Beginning of year	5,417	3,811	31	16
Purchased	826	677	30	11
Transferred between Sub-Accounts
and/or Fixed Account	434	1,292	-	11
Withdrawn, surrendered, and redeemed
for contract charges	(640)	(363)	(15)	(7)
End of year	6,037	5,417	46	31

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Sun Life (N.Y.) Variable Account D (the “Variable Account”) is a separate account of Sun Life Insurance and Annuity Company of New York (the “Sponsor”), a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) and was established on April 24, 2003 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the "Funds") registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.
Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the Fixed Account.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.  On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS Variable Insurance Trust II.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.33% to 0.90% and 0.60% to 0.95% of the underlying funds’ average daily net assets, respectively.

4.  CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor.  The maximum deduction is at an effective annual rate of 0.60%, for policy years one through ten for the Single Life Products, and policy year one through fifteen for the Survivorship Product.  Thereafter, the effective annual rate is 0.10% for the Single Life Products and 0.20% for the Survivorship Product, respectively.

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Single Life Products the charge as of December 31, 2008 is 5.25% of the amount of premium.  The maximum charge is guaranteed not to exceed 7.25%.  For the Survivorship Product, the charge is based on certain factors, including the specified face amount, age, sex, and rating class of the insured.  As of December 31, 2008, the charge is 6% of premiums, and is guaranteed not to exceed 8%.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4.  CONTRACT CHARGES (CONTINUED)

Administration charges
Each month on the account anniversary, an account administration fee of is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses.  For the Single Life Products, a monthly charge of $8 is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase.  For the Survivorship Product, the monthly expense charge is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase.  The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Surrender charges
A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase.  For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and nine years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase.  Surrender charges are deducted and retained by the Sponsor.   These charges are reflected in the “Withdrawals and Surrenders” line on the Statement of Changes in Net Assets for each Sub-Account.

A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

5.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AIM Variable Insurance Funds, Inc.
AI4	$2,957	$2,428
The Alger American Fund
AL4	21,368	2,721
AllianceBernstein Variable Product Series Fund, Inc.
AN3	21,101	6,335
Delaware VIP Trust
DGO	1,731	510
Dreyfus Investment Portfolios
DMC	27,819	6,878

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
DWS Investments VIT Funds
SSC	$9,858	$3,672
DWS Variable Series II
SCV	21,743	10,244
Fidelity Variable Insurance Products Fund
FL5	40,654	62,027
FL7	69,119	12,412
FL8	952	2,076
Fidelity Variable Insurance Products Fund III
FL4	33,665	13,337
FL6	28,198	2,618
Franklin Templeton Variable Insurance Products Trust
FTI	497	126
FTG	25,221	8,825
Goldman Sachs Variable Insurance Trust
GS3	7,666	2,985
GS8	2	44
Lord Abbett Series Fund, Inc.
LA1	7,768	1,280
LA2	7,138	7,805
MFS Variable Insurance Trust II
GSS	9,435	4,274
HYS	17,506	9,673
MIS	8,110	193
MIT	252	109
NWD	194	83
TRS	6,305	581
UTS	1,655	411
MVS	30,964	10,072
Oppenheimer Variable Account Funds
OCF	3,410	340
PIMCO Variable Insurance Trust
PHY	2,812	826
PLD	38,224	25,976
PMB	23,324	8,970
PRR	12,148	1,085
PTR	20,049	8,051
Sun Capital Advisers Trust
SC2	3,805	2,022
SC3	12,392	5,357
SC5	13,473	2,928
SC7	958	2,133
SCB	7,083	629
SDC	9	-
SCM	1,019	1,495
T. Rowe Price Equity Series, Inc.
TBC	15,626	7,185
Van Kampen Life Insurance Trust
VGI	359	166

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$1,479,572	$-	$-	$1,479,572
Total assets measured at
fair value on a recurring basis	$1,479,572	$-	$-	$1,479,572

7. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values (some of which may be rounded), net assets, investment income ratio, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
AI4
2008	2,076	$ 11.8456	$24,593	0.55%	(40.38	) %
2007	2,099	19.8683	41,700	0.84	14.71
2006	15	17.3200	259	0.96	28.23
2005	17	13.5100	233	1.96	19.99
2004	-	-	-	-	-

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
AL4
2008	3,799	$8.3491	$31,719	0.16%	(58.36)%
2007	3,826	20.0484	76,702	-	31.55
2006	1,893	15.2400	28,853	-	10.14
2005	1,952	13.8400	27,011	-	7.56
2004 [3]	-	-	-	-	-
AN3
2008	5,091	7.8453	39,942	1.68	(40.69)
2007	4,624	13.2284	61,174	1.17	4.82
2006	4,178	12.6153	52,702	1.16	16.98
2005	3,206	10.7800	34,569	1.20	4.60
2004	521	10.3100	5,373	0.04	28.94
DGO
2008	1,008	9.9289	10,008	-	(40.55)
2007 [4]	1,046	16.7006	17,476	-	(1.88)
DMC
2008	5,695	8.5992	48,969	0.92	(40.42)
2007	4,910	14.4327	70,861	0.39	1.50
2006	4,600	14.2197	65,407	-	0.08
2005	3,276	13.2000	43,219	0.03	9.17
2004 [3]	572	12.0900	6,921	0.56	20.89
SSC
2008	1,466	14.2570	20,896	1.27	(34.33)
2007	1,287	21.7084	27,944	0.58	(2.17)
2006	1,115	22.1874	24,749	0.35	17.19
2005	818	18.9300	15,500	0.40	3.99
2004	140	18.2100	2,540	-	15.65
SCV
2008	1,975	11.5368	22,782	1.83	(33.42)
2007	2,318	17.3273	40,169	0.96	3.08
2006	2,273	16.8134	38,220	0.76	25.06
2005	2,226	13.4400	29,927	-	12.82
2004 [3]	-	-	-	-	-
FL5
2008	12,128	12.3273	149,511	2.90	2.92
2007	14,269	11.9776	170,883	4.95	5.07
2006	12,875	11.3954	146,713	4.60	4.77
2005	12,416	10.8800	135,045	3.37	2.93
2004	138	10.5700	1,458	0.62	0.58
FL7
2008	12,058	9.6779	116,696	3.63	(43.86)
2007	8,081	17.2402	139,315	3.16	17.20
2006	7,753	14.7092	114,046	0.74	17.95
2005	6,542	12.4700	81,585	0.24	18.97
2004	771	10.4800	8,083	-	11.44
FL8
2008	3,900	6.0866	23,739	0.73	(47.23)
2007	4,067	11.5349	46,916	0.61	26.90
2006	4,231	9.0919	38,470	0.28	6.73
2005	4,393	8.5200	37,423	-	5.67
2004	18	8.0600	147	-	(0.25)
FL4
2008	11,255	7.7796	87,563	2.40	(37.07)
2007	9,366	12.3616	115,773	3.45	5.38
2006	8,794	11.7349	103,201	1.49	15.61
2005	6,780	10.1500	68,809	0.98	4.71
2004	1,075	9.6900	10,418	-	8.05

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
FL6
2008	4,019	$10.9595	$44,044	1.70%	(42.61)%
2007	1,813	19.0976	34,619	0.88	17.52
2006	1,736	16.2522	28,221	1.30	11.59
2005	216	14.5600	3,151	-	17.56
2004	-	12.4600	-	-	7.96
FTI
2008	4,539	15.1403	68,719	2.37	(40.38)
2007	4,333	25.3936	110,022	1.97	15.48
2006	3,969	21.9940	87,292	1.24	21.44
2005	3,384	18.1100	61,287	0.72	10.17
2004	290	16.4400	4,771	-	11.69
FTG
2005 [5]	23	12.7573	294	1.68	(40.55)
GS3
2008	4,423	7.5850	33,548	1.66	(37.00)
2007	4,140	12.0395	49,846	1.13	(1.64)
2006	3,887	12.2387	47,571	1.09	12.89
2005	4,012	10.8400	43,499	1.65	14.34
2004	-	-	-	-	-
GS8
2008	5	10.2582	50	0.79	(37.05)
2007	8	16.2960	128	0.65	3.20
2006 [6]	11	15.7901	180	0.90	16.16
2005	11	13.5900	144	1.43	14.93
2004 [3]	-	-	-	-	-
LA1
2008	1,183	9.3043	11,003	1.64	(36.42)
2007	740	14.6341	10,831	1.68	3.42
2006 [7]	196	14.1477	2,771	1.52	10.67
LA2
2008	2,328	8.9738	20,895	1.19	(39.36)
2007	2,538	14.7973	37,562	0.47	0.59
2006	2,240	14.7119	32,953	0.53	12.23
2005	2,214	13.1100	29,021	0.92	14.09
2004 [3]	-	-	-	-	-
GSS
2008	1,878	15.0533	28,269	5.29	8.55
2007	1,606	13.8681	22,270	4.72	7.17
2006	1,286	12.9393	16,638	4.77	3.68
2005	1,139	12.4800	14,215	4.58	2.30
2004	116	12.2000	1,414	-	1.70
HYS
2008	4,563	10.7151	48,888	9.00	(29.66)
2007	4,238	15.2339	64,570	7.24	1.90
2006	4,107	14.9459	61,391	7.91	10.39
2005	4,010	13.5400	54,292	4.94	2.19
2004	217	13.2500	2,876	-	9.42
MIS
2008	1,069	6.3533	6,791	0.24	(37.22)
2007 [4]	176	10.1192	1,776	-	(0.89)

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
MIT
2008	58	$7.9865	$460	1.55%	(34.95)%
2007	43	12.2773	528	1.27	5.93
2006	25	11.5879	290	0.92	13.30
2005	20	10.2300	203	1.33	12.65
2004	-	-	-	-	-
NWD
2008	24	6.5611	160	-	(39.57)
2007	14	10.8576	153	-	2.53
2006 [7]	6	10.5867	64	-	9.29
TRS
2008	768	11.3378	8,708	2.23	(21.55)
2007	375	14.4521	5,419	0.21	4.35
2006 [7]	4	13.8535	61	-	10.18
UTS
2008	113	12.9227	1,458	1.38	(37.06)
2007	52	20.5326	1,064	0.82	28.57
2006	17	15.9689	272	2.93	32.28
2005	12	12.0700	144	1.25	17.82
2004	-	-	-	-	-
MVS
2008	5,107	10.8813	55,571	1.80	(32.64)
2007	3,883	16.1546	62,723	1.55	7.91
2006	3,914	14.9684	58,587	1.48	20.96
2005	3,968	12.3800	49,108	0.15	6.05
2004 [3]	-	-	-	-	-
OCF
2008	552	7.9668	4,394	0.16	(45.52)
2007	306	14.6226	4,477	0.03	14.15
2006	30	12.8101	388	0.26	7.95
2005	24	11.8700	280	-	11.33
2004 [3]	-	-	-	-	-
PHY
2008	1,157	13.1646	15,237	7.85	(23.54)
2007	1,130	17.2179	19,449	7.70	3.54
2006	22	16.6338	361	6.66	9.10
2005	15	15.2500	228	6.70	4.13
2004	7	14.6400	100	4.43	8.47
PLD
2008	16,679	11.2923	188,341	4.09	(0.42)
2007	16,560	11.3395	187,744	4.76	7.38
2006	15,264	10.5606	161,199	4.22	3.98
2005	13,585	10.1600	137,972	3.17	1.01
2004 [3]	1,016	10.0500	10,215	0.58	0.55
PMB
2008	5,190	18.8526	97,850	6.50	(14.60)
2007	5,046	22.0744	111,348	5.88	5.82
2006	3,211	20.8600	66,977	5.34	9.28
2005	2,913	19.0900	55,597	5.43	10.78
2004	217	17.2300	3,738	2.60	9.61
PRR
2008	1,118	12.6880	14,182	3.51	(7.05)
2007	370	13.6509	5,046	4.65	10.62
2006	39	12.3350	483	4.19	0.72
2005	21	12.2500	262	3.02	0.84
2004	-	-	-	-	-

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
PTR
2008	5,389	$13.6996	$73,832	4.47%	4.80%
2007	4,824	13.0720	63,031	4.81	8.75
2006	4,561	12.0190	54,820	4.44	3.85
2005	3,924	11.5700	45,413	3.94	2.45
2004	242	11.3000	2,737	1.24	4.94
SC2
2008	1,917	12.4335	23,832	5.66	(12.50)
2007	1,901	14.2092	27,008	5.14	3.79
2006	1,837	13.6942	25,159	5.15	5.41
2005	1,919	12.9900	24,936	4.99	0.33
2004	-	12.7400	-	-	3.24
SC3
2008	2,141	15.3698	32,902	2.43	(44.73)
2007	2,120	27.8070	58,942	1.49	(13.13)
2006	2,067	32.0107	66,155	1.66	38.96
2005	1,996	23.0400	45,971	2.54	9.67
2004	146	21.0000	3,072	-	25.15
SC5
2008	2,933	12.2907	36,051	0.17	(35.14)
2007	2,936	18.9491	55,645	1.38	15.40
2006	1,943	16.4196	31,909	-	11.30
2005	1,849	14.7500	27,283	0.19	9.71
2004	-	12.6500	-	-	10.11
SC7
2008	2,782	9.0064	25,058	0.80	(37.81)
2007	2,935	14.4812	42,506	0.59	4.26
2006	2,574	13.8930	35,761	0.72	14.77
2005	2,659	12.1100	32,189	1.51	7.00
2004	-	11.0300	-	-	2.38
SCB
2008	960	9.7980	9,402	0.24	(37.99)
2007	258	15.8003	4,084	-	(1.43)
2006	18	16.0313	292	-	13.60
2005	11	14.1100	159	-	4.33
2004	4	13.5300	51	-	9.41
SCM
2008	-	-	-	-	-
2007 [4]	47	15.6196	728	0.85	(9.77)
TBC
2008	6,037	8.7353	52,735	0.11	(42.51)
2007	5,417	15.1935	82,297	0.52	12.71
2006	3,811	13.4763	51,353	0.34	9.67
2005	2,782	12.2900	34,187	0.18	5.94
2004 [3]	450	11.6000	5,220	0.87	16.00
VGI
2008	46	10.3707	480	1.64	(42.51)
2007	31	15.2588	479	0.99	2.82
2006	16	14.8432	238	0.58	16.23
2005	10	12.7700	122	-	12.21
2004 [3]	-	-	-	-	-

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.  Balances have been annualized for Sub-Accounts in existence for less than one year.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

[3]	For the period August 6, 2004 (commencement of operations) through December 31, 2004.

[4]	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

[5]	For the period January 7, 2008 (commencement of operations) through December 31, 2008.

[6]	Effective May 1, 2006, Goldman Sachs Mid Cap Value Fund is closed to new premium or transfers.

[7]	For the period May 2006 (commencement of operations) through December 31, 2006.

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as a life insurance contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

9. SUBSEQUENT EVENTS

In February 2009, the following Sub-Account substitutions were made:

Sub-Account at December 31, 2008:	Substituted by:
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account	SC Lord Abbett Growth & Income Fund Sub-Account
PIMCO VIT High Yield Portfolio Sub-Account	SC PIMCO High Yield Sub-Account
PIMCO VIT Low Duration Portfolio Sub-Account	SC Goldman Sachs Short Duration Sub-Account
PIMCO VIT Total Return Portfolio Sub-Account	SC PIMCO Total Return Sub-Account

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED FINANCIAL STATEMENTS

For the years ended December 31, 2008, 2007 and 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit/Nominating Committee of the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiary (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiary as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

April 14, 2009

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the years ended December 31,

	2008	2007	2006
Revenues

Premiums and annuity considerations	$111,071	$90,882	$38,322
Net investment (loss) income (1)	(112,508)	94,309	97,365
Net loss on embedded derivatives (2)	(32,059)	(3,967)	-
Net realized investment losses	(10,986)	(3,487)	(6,081)
Fee and other income	9,681	26,648	21,083

Total revenues	(34,801)	204,385	150,689

Benefits and Expenses

Interest credited	45,129	51,390	56,379
Policyowner benefits	80,789	69,309	29,257
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (3)	(82,218)	19,921	18,422
Goodwill impairment	37,788	-	-
Other operating expenses	44,841	36,417	22,988

Total benefits and expenses	126,329	177,037	127,046

(Loss) income before income tax (benefit) expense	(161,130)	27,348	23,643

Income tax (benefit) expense	(40,128)	8,941	7,410

Net (loss) income	$(121,002)	$18,407	$16,233

(1)Net investment loss for the year ended December 31, 2008 includes a decrease in market value of trading fixed maturity securities of $154.9 million.

(2)Net loss on embedded derivatives for the year ended December 31, 2008 includes $0.4 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement,” which is further discussed in Note 5.

(3)Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $0.2 million of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2008	December 31, 2007
ASSETS

Investments:
Available-for-sale fixed maturities at fair value (amortized cost of $178,800 and $1,318,448 in 2008 and 2007, respectively)	$148,124	$1,288,568
Trading fixed maturities at fair value (amortized cost of $1,166,643 in 2008)	988,809	-
Mortgage loans	171,889	170,205
Policy loans	156	118
Other invested assets	4,529	69,138
Cash and cash equivalents	377,958	65,901

Total investments and cash	1,691,465	1,593,930

Accrued investment income	15,226	15,245
Deferred policy acquisition costs	233,401	118,126
Value of business and customer renewals acquired	10,742	16,071
Income and premium taxes receivable	27,182	-
Net deferred tax asset	22,627	-
Goodwill and other intangible assets	14,321	52,488
Receivable for investments sold	430	615
Reinsurance receivable	82,976	123,214
Other assets	13,813	21,870
Separate account assets	690,524	929,008

Total assets	$2,802,707	$2,870,567

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,348,109	$1,285,259
Future contract and policy benefits	93,975	93,001
Net deferred tax liability	-	1,045
Payable for investments purchased	150,160	635
Accrued expenses and taxes	5,857	21,625
Reinsurance payable to affiliate	140,832	117,367
Other liabilities	44,597	107,458
Separate account liabilities	690,524	929,008

Total liabilities	2,474,054	2,555,398

Commitments and contingencies – Note 21

STOCKHOLDER’S EQUITY

Common stock, $350 par value – 6,001 shares authorized;
6,001 shares issued and outstanding in 2008 and 2007	2,100	2,100
Additional paid-in capital	389,963	239,963
Accumulated other comprehensive loss	(20,008)	(11,924)
(Accumulated deficit) retained earnings	(43,402)	85,030

Total stockholder’s equity	328,653	315,169

Total liabilities and stockholder’s equity	$2,802,707	$2,870,567

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2008	2007	2006

Net (loss) income	$(121,002)	$18,407	$16,233
Other comprehensive (loss) income:
Change in unrealized holding losses on available-for-sale
securities, net of tax and policyholder amounts (1)	(22,820)	(12,676)	(4,375)
Reclassification adjustments of net realized investment losses
(gains) into net (loss) income (2)	7,306	(680)	6,295
Other comprehensive (loss) income	(15,514)	(13,356)	1,920

Comprehensive (loss) income	$(136,516)	$5,051	$18,153

(1)	Net of tax benefit of $12.3 million, $6.8 million and $2.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(2)	Net of tax (benefit) expense of $(3.9) million, $0.4 million and $(3.4) million for the years ended December 31, 2008, 2007 and 2006, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2005	$2,100	$239,963	$(488)	$50,428	$292,003

Net income	-	-	-	16,233	16,233
Other comprehensive income	-	-	1,920	-	1,920

Balance at December 31, 2006	2,100	239,963	1,432	66,661	310,156

Cumulative effect of accounting changes (1), net of tax	-	-	-	(38)	(38)
Net income	-	-	-	18,407	18,407
Other comprehensive loss	-	-	(13,356)	-	(13,356)

Balance at December 31, 2007	2,100	239,963	(11,924)	85,030	315,169

Cumulative effect of accounting changes (2), net of tax	-	-	7,430	(7,430)	-
Net loss	-	-	-	(121,002)	(121,002)
Capital contribution	-	150,000	-	-	150,000
Other comprehensive loss	-	-	(15,514)	-	(15,514)

Balance at December 31, 2008	$2,100	$389,963	$(20,008)	$(43,402)	$328,653
(1)	Accounting changes related to the adoption of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”).
(2)	Accounting changes related to the adoption of SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006
Cash Flows From Operating Activities:
Net (loss) income	$(121,002)	$18,407	$16,233
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Net amortization of premiums on investments	2,663	1,782	3,956
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(82,218)	19,921	18,422
Depreciation and amortization	311	164	-
Net losses on embedded derivatives	32,059	3,967	-
Net realized losses on available-for-sale investments	10,986	3,487	6,081
Changes in fair value of trading investments	154,926	-	-
Net realized losses on trading investments	30,622	-	-
Interest credited to contractholder deposits	45,129	51,390	56,379
Goodwill impairment	37,788	-	-
Deferred federal income taxes	(15,318)	290	10,193
Changes in assets and liabilities:
Additions to deferred policy acquisitions costs and value of business and customer renewals acquired	(27,648)	(56,650)	(23,909)
Accrued investment income	19	(120)	3,275
Net change in reinsurance receivable/payable	66,699	59	(20)
Future contract and policy benefits	898	39,436	3,106
Other, net	120,090	7,330	(24,855)

Net cash provided by operating activities	256,004	89,463	68,861

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	6,440	337,825	757,662
Trading fixed maturities	194,980	-	-
Mortgage loans	15,202	40,526	29,415
Other invested assets	64,482	24	-
Purchases of:
Available-for-sale fixed maturities	(14,027)	(205,932)	(549,218)
Trading fixed maturities	(258,714)	-	-
Mortgage loans	(16,650)	(49,460)	(46,285)
Other invested assets	-	(3,231)	(65,858)
Net change in policy loans	(38)	21	49
Net change in other investments	(64,154)	3,231	65,845

Net cash (used in) provided by investing activities	(72,479)	123,004	191,610

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Financing Activities
Additions to contractholder deposit funds	$330,909	$180,702	$121,837
Withdrawals from contractholder deposit funds	(348,243)	(388,199)	(382,617)
Capital contribution from Sun Life U.S.	150,000	-	-
Other, net	(4,134)	6,700	-

Net cash provided by (used in) financing activities	128,532	(200,797)	(260,780)

Net change in cash and cash equivalents	312,057	11,670	(309)

Cash and cash equivalents, beginning of year	65,901	54,231	54,540

Cash and cash equivalents, end of year	$377,958	$65,901	$54,231

Supplemental Cash Flow Information
Income taxes paid	$20,018	$67	$-
Interest paid	-	-	-

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Sun Life Insurance and Annuity Company of New York (“the Company”) engages in the sale of individual and group fixed and variable annuity contracts, individual and group life insurance, group disability, group dental and group stop loss insurance in the state of New York.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.

The Company is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The Company's fixed and variable annuity contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  These contracts had obligated the Company to file annual, quarterly, and current reports with the Securities and Exchange Commission (“SEC”) on Form 10-K, Form 10-Q, and Form 8-K.  Effective September 27, 2007, Sun Life U.S. provided a full and unconditional guarantee (the “guarantee”) of the Company's obligation related to its contracts’ fixed investment option period for policies currently in-force or sold on or after that date.  The guarantee has relieved the Company of its obligation to file annual, quarterly, and current reports with the SEC.

The consolidated financial statements include the accounts of the Company and its subsidiary.  In 2006, the Company organized a subsidiary, SLNY Private Placement Investment Company I, LLC, to serve as an unregistered variable investment trust in support of the Company's private placement variable universal life and variable annuity business activities.  This trust remains inactive as of December 31, 2008.

The Company had a greater than or equal to 20%, but less than 50%, interest in two variable interest entities (“VIEs”) at December 31, 2008 and December 31, 2007.  The Company is a creditor in one trust and one limited liability company.  The Company’s maximum exposure to loss related to these VIEs is the investments’ carrying value, which was $3.9 million and $9.2 million at December 31, 2008 and 2007, respectively.  The investments in these two VIEs mature in October 2009 and May 2017.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (revised December 2003)" (“FIN 46(R)”).

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE, then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturities on the Company’s consolidated balance sheets.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents primarily include cash, commercial paper and money market investments.  All such investments have maturities of three months or less when purchased.

Investments

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities which the Company has elected to measure at fair value under SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities commonly called To Be Announced ("TBA") securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities, that are not considered other-than-temporarily impaired, are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, independent non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs, and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads, or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due primarily to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss from other-than-temporary impairments is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $11.3 million, $4.8 million and $0.8 million for the years ended December 31, 2008, 2007 and 2006, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.  Of the $11.3 million and $4.8 million in realized losses for other-than-temporary impairments for the years ended December 31, 2008 and 2007, respectively, all impairments were deemed to be credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $0.2 million for the year ended December 31, 2008, if these holdings were performing.  For the years ended December 31, 2007 and 2006, accrued income was not materially impacted by the termination of accrual accounting on holdings for issuers in default.  At December 31, 2008, the fair market value of holdings for issuers in default was $1.3 million.  At December 31, 2007, the Company did not have any holdings for issuers that were in default.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values, net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% the property’s value at the time that the original loan is made.  The Company assesses the value of the collateral annually.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  The Company did not incur losses for impairments on mortgage loans for the years ended December 31, 2008, 2007 and 2006.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in calculating the valuation allowance.

Policy loans are carried at the amount of the outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Interest income is recorded on the accrual basis.  Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages funds withheld assets related to certain reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on funds withheld reinsurance portfolios is included as a component of net investment income.  See Note 7.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and universal life policies, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of deferred policy acquisition costs (“DAC”) to decrease or increase, respectively, in the current period.  During 2008 and 2007, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the adoption of SFAS No. 159, on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of SFAS No. 159, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations in 2008, instead of accumulated other comprehensive income in prior years.  Accordingly, the effect of such market value changes on DAC is recorded in the statement of operations in 2008.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Value of Business and Customer Renewals Acquired

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

The value of customer renewals acquired (“VOCRA”) represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Although recovery of VOBA and VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Goodwill and Other Intangible Assets

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s business acquisitions.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests during the second quarter of 2008 and concluded that these assets were not impaired.  Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and concluded that goodwill was impaired.  See Note 9 for further discussion on the Company’s goodwill and its impairment.

For intangible assets related to value of distribution acquired or other property rights, the Company employs the straight-line method for amortization over the estimated economic life of these assets.  See Note 2 and Note 9 for further discussion on the Company’s intangible asset.

Other Assets

Property, equipment, and leasehold improvements that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation is calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

Depreciation and amortization expenses related to other assets were $12 thousand and $14 thousand for the years ended December 31, 2008 and 2007, respectively.

Policy Liabilities and Accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities and Accruals (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2008 and 2007.

Reserves for GMDB are calculated according to the methodology of the American Institute of Certified Public Accountants (the “AICPA”) Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries.  For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

Revenue and Expenses

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges.  Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees for investment advisory services are recognized as revenues when the services are provided.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes reserves for income taxes in accordance with FASB Interpretation Number (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  The Company’s differences between the bases of assets and liabilities used for financial statement versus tax reporting primarily result from policy reserves, policy acquisition expenses and unrealized gains and losses on investments.

Also in accordance with SFAS No. 109, the Company performs the required recoverability test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  Using this available evidence, the Company performs an assessment of the future recoverability of its net deferred tax assets and records a valuation allowance in instances when it is not more likely than not that the deferred tax assets will be realized.

The Company will participate in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates for the year ended December 31, 2008.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2007 and 2006.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and, (2) the activity related to the GMDB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In January 2009, the FASB issued FASB Staff Position ("FSP") No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.”  FSP No. EITF 99-20-1 amends EITF 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred.  This guidance also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements.  FSP No. EITF 99-20-1 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted FSP No. EITF 99-20-1 on December 31, 2008 and the adoption did not have a material impact on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This FSP amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to require public entities to provide additional disclosures about transfers of financial assets.  It also amends FIN 46(R) to require public enterprises to provide additional disclosures about their involvement with VIEs.  The disclosures required by FSP No. FAS 140-4 and FIN 46(R)-8 are intended to provide greater transparency to financial statement users about a transferor's continuing involvement with transferred financial assets and an enterprise's involvement with VIEs.  FSP No. FAS 140-1 and FIN 46(R)-8 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted this FSP on December 31, 2008. The FSP only requires additional disclosure, and its adoption had no impact on the Company's consolidated financial position or results of operations.  The additional VIE disclosures have been included previously in Note 1.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45.”  FSP No. FAS 133-1 and FIN 45-4 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to require additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument.  This FSP also amends FIN No. 45, “Guarantor’s Accounting and Disclosure Requirement for Guarantees, Including Indirect Guarantees of Indebtedness of Others” to require an additional disclosure about the current status of the payment/performance risk of a guarantee.  FSP No. FAS 133-1 and FIN 45-4 is effective for all interim and annual reporting periods after November 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosures about credit derivatives and guarantees, and had no impact on the Company's consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.

SFAS No. 159 was adopted by the Company on January 1, 2008, and the FV option was elected for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million, and are now classified as trading securities.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that were in an unrealized loss position at December 31, 2007, which the Company does through its current portfolio monitoring process.

The FV option adoption resulted in a cumulative-effect adjustment to the Company’s January 1, 2008 balance of retained earnings and accumulated other comprehensive income of $7.4 million related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects.  See Note 5 for further disclosure related to the adoption of SFAS No. 159 and the FV option.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements.  SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.”  FSP FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP FAS 157-3 was effective upon issuance and did not have an impact on the Company’s consolidated financial statements.

See Note 5 for further disclosure related to the adoption of SFAS No. 157.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," which amends SFAS No. 87, “Employers’ Accounting for Pensions,” and SFAS No. 106, “Employers' Accounting for Postretirement Benefits Other Than Pensions,” to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date is required to be the company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  Since the Company does not directly sponsor a defined benefit plan or postretirement plan, SFAS No. 158 did not impact the Company’s consolidated financial statements or disclosures.

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized an increase of $38 thousand in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting decrease in its January 1, 2007 balance of retained earnings.  The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140.”  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The election did not have a material impact on the Company’s financial position or results of operations.

In September 2005, the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts.”  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial position and results of operations.

Accounting Standards Not Yet Adopted

In December of 2008, the FASB issued FSP FAS 132(R)-1 “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which amends Statement 132(R) to require more detailed disclosure about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets.  This FSP is effective for fiscal years ending after December 15, 2009.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.”  The scope of SFAS No. 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and that are not accounted for as derivative instruments.  SFAS No. 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance, such as mortgage guaranty insurance and credit insurance on trade receivables.  SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this standard.  The adoption of SFAS No. 163 on January 1, 2009, will have no impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” an amendment of SFAS No. 133.  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  SFAS No. 161 encourages, but does not require, comparative disclosures.  The Company will adopt SFAS No. 161 on January 1, 2009.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Standards Not Yet Adopted (continued)

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance; the adoption of SFAS No. 160 on January 1, 2009 will have no impact on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or gain from a bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;
•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Standards Not Yet Adopted (continued)

SFAS No. 141(R) is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company will adopt SFAS No. 141(R) on January 1, 2009 and will apply this guidance to future business combinations as appropriate.

In June 2007, the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by entity that has not early adopted the SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have a material impact on the Company’s consolidated financial position or results of operations.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective May 31, 2007, Sun Life Financial completed its acquisition of Employee Benefits Group (“EBG”) from Genworth Financial, Inc. (“Genworth”).  Also effective May 31, 2007, the Company entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to the Company.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC asset transfer”).  These agreements, in accordance with SFAS No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  The Company paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at a carrying value of approximately $72 million, including $38.7 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to the Company.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements.  These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC asset transfer, the Company received certain intangible assets, subject to amortization, totaling $31.3 million.  These included the value of distribution acquired, VOBA and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for these intangible assets for the years ended December 31, 2008 and 2007, as follows:

	Value of Distribution	VOBA	VOCRA
2008	$299	$782	$4,627
2007	$149	$5,928	$1,854

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of transactions with those affiliates not included in the consolidated financial statements.

Reinsurance Related Agreements

Effective December 31, 2007, the Company entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate, under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

Capital Transactions

On December 31, 2008, the Company received a capital contribution of $150.0 million from its parent, Sun Life U.S.  The $150.0 million cash contribution was recorded as additional paid-in capital and was made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies, which establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Administrative Service Agreements

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost-reimbursement basis.  Expenses under these agreements amounted to approximately $35.5 million, $26.5 million and $14.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company had $8.3 million and $9.8 million due to related parties at December 31, 2008 and 2007, respectively, and $8.8 million and $16.1 million due from related parties at December 31, 2008 and 2007, respectively.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $2.1 million, $2.0 million and $1.4 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by Sun Life Financial and is no longer an affiliate of the Company.  For that period of time in 2007 for when it was still affiliated, the Company paid $1.0 million in commission fees to IFMG.  The Company did not pay commission fees to IFMG in 2008.  During the year ended December 31, 2006, the Company paid $1.5 million in commission fees to IFMG.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $1.6 million, $1.3 million and 1.3 million, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser.

As more fully described in Note 11, the Company participates in a pension plan and other post-retirement benefit plans sponsored by Sun Life U.S.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2008 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturity securities:	Cost	Gains	Losses	Value
Non-corporate securities
Collateralized mortgage obligations	$6,575	$26	$(602)	$5,999
Mortgage-backed securities	217	4	-	221
U.S. treasury and agency securities	2,989	1,423	-	4,412
Total non-corporate securities	9,781	1,453	(602)	10,632
Corporate securities
Basic industry	4,121	-	(1,094)	3,027
Capital goods	9,639	190	(2,357)	7,472
Communications	27,112	303	(1,967)	25,448
Consumer cyclical	17,705	417	(3,230)	14,892
Consumer noncyclical	9,223	85	(531)	8,777
Energy	14,072	190	(2,402)	11,860
Finance	62,424	108	(17,234)	45,298
Technology	1,495	-	(167)	1,328
Transportation	749	-	(149)	600
Utilities	22,479	109	(3,798)	18,790
Total corporate securities	169,019	1,402	(32,929)	137,492
Total available-for-sale fixed maturities	$178,800	$2,855	$(33,531)	$148,124

	Amortized	Gross	Gross	Fair
Trading fixed maturity securities:	Cost	Gains	Losses	Value
Non-corporate securities
Asset backed securities	$11,839	$200	$(1,757)	$10,282
Collateralized mortgage obligations	28,512	54	(3,936)	24,630
Mortgage backed securities	24,233	350	(126)	24,457
Foreign government and agency securities	5,060	329	(88)	5,301
U.S. treasury and agency securities	9,000	584	-	9,584
Total non-corporate securities	78,644	1,517	(5,907)	74,254
Corporate securities
Basic industry	13,030	11	(2,450)	10,591
Capital goods	44,305	106	(4,637)	39,774
Communications	96,822	44	(7,400)	89,466
Consumer cyclical	95,193	671	(11,964)	83,900
Consumer noncyclical	56,670	110	(4,981)	51,799
Energy	54,828	4	(4,151)	50,681
Finance	530,315	8	(115,880)	414,443
Technology	30,636	-	(5,944)	24,692
Transportation	9,145	115	(810)	8,450
Utilities	138,086	338	(16,047)	122,377
Other	18,969	41	(628)	18,382
Total corporate securities	1,087,999	1,448	(174,892)	914,555
Total trading fixed maturities	$1,166,643	$2,965	$(180,799)	$988,809

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Fixed Maturities (continued)

The Company held no trading fixed maturity securities at December 31, 2007.  The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2007 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Non-corporate securities
Asset backed securities	$23,653	$75	$(210)	$23,518
Collateralized mortgage obligations	74,027	441	(783)	73,685
Mortgage-backed securities	4,780	123	-	4,903
Foreign government and agency securities	3,570	129	-	3,699
U.S. treasury and agency securities	4,999	414	-	5,413
Total non-corporate securities	111,029	1,182	(993)	111,218
Corporate securities
Basic industry	14,169	120	(272)	14,017
Capital goods	80,959	624	(1,379)	80,204
Communications	97,081	1,761	(1,066)	97,776
Consumer cyclical	90,088	445	(3,970)	86,563
Consumer noncyclical	54,292	436	(502)	54,226
Energy	51,459	670	(457)	51,672
Finance	658,821	1,868	(29,468)	631,221
Technology	25,500	40	(405)	25,135
Transportation	12,926	373	(267)	13,032
Utilities	89,372	1,957	(917)	90,412
Other	32,752	355	(15)	33,092
Total corporate securities	1,207,419	8,649	(38,718)	1,177,350
Total available-for-sale fixed maturities	$1,318,448	$9,831	$(39,711)	$1,288,568

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Fixed Maturities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on ABS, CMO and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$-	$-
Due after one year through five years	4,359	3,431
Due after five years through ten years	20,136	16,362
Due after ten years	147,513	122,111
Subtotal – Maturities available-for-sale	172,008	141,904
ABS, CMO and MBS securities	6,792	6,220
Total – Available-for-sale	$178,800	$148,124

Maturities of trading fixed securities:
Due in one year or less	$192,970	$175,195
Due after one year through five years	550,513	475,231
Due after five years through ten years	258,850	207,861
Due after ten years	99,726	71,153
Subtotal – Maturities for trading	1,102,059	929,440
ABS, CMO and MBS securities	64,584	59,369
Total – Trading	$1,166,643	$988,809

Gross gains of $0.9 million, $2.0 million and $3.4 million, and gross losses of $20.3 million, $1.0 million and $10.2 million were realized on the sale of fixed maturities for the years ended December 31, 2008, 2007 and 2006, respectively.

Fixed maturities with an amortized cost of approximately $0.4 million and $0.4 million at both December 31, 2008 and 2007, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2008 and 2007, 94.0% and 95.8%, respectively, of the Company’s fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  The Company incurred realized losses totaling $11.3 million, $4.8 million and $0.8 million for the years ended December 31, 2008, 2007 and 2006, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes

At December 31, 2008, the Company held $1.7 billion in invested assets and cash.  Of this balance, $148.1 million was invested in fixed-maturity securities designated as available-for-sale.  Of the $148.1 million of available-for-sale fixed maturities, securities with a fair value of $119.8 million were in an unrealized loss position totaling $33.5 million.  At December 31, 2008, 23% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $1.2 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $7.3 million, representing 0.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2008, securities with a fair value of $5.1 million, representing 0.3% of the total invested asset balance, were in an unrealized loss position that totaled $0.7 million.  At December 31, 2008, 74.7% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $150 thousand and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest rates or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2008, other-than-temporary impairments on available-for-sale fixed maturities of $11.3 million were recorded as a charge to income.  The $11.3 million of realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  For the years ended December 31, 2007 and 2006, other-than-temporary impairments on available-for-sale fixed maturities of $4.8 million and $0.8 million, respectively, were recorded as a charge to income.  The $4.8 million and $0.8 million of realized losses for other-than-temporary impairments for the years ended December 31, 2007 and 2006, respectively, also were credit-related.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $0.2 million for the year ended December 31, 2008, if these holdings were performing.  For the years ended December 31, 2007 and 2006, accrued income was not materially impacted by the termination of accrual accounting on holdings for issuers in default.  At December 31, 2008, the fair market value of holdings for issuers in default was $1.3 million.  At December 31, 2007, the Company did not have any holdings for issuers that were in default.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities (not in thousands), and length of time that the individual securities had been in an unrealized loss position at December 31, 2008:

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses

Non-Corporate Securities – Collateralized mortgage obligations	1	$ 451	$ (50)	2	$ 4,476	$ (552)	3	$ 4,927	$ (602)
Corporate Securities
Basic industry	2	1,614	(365)	1	1,413	(729)	3	3,027	(1,094)
Capital goods		-	-	3	3,815	(2,357)	3	3,815	(2,357)
Communications	10	15,852	(1,923)	3	5,539	(44)	13	21,391	(1,967)
Consumer cyclical	2	2,439	(537)	5	7,500	(2,693)	7	9,939	(3,230)
Consumer noncyclical	2	3,376	(170)	2	3,030	(361)	4	6,406	(531)
Energy	5	5,552	(1,129)	2	4,900	(1,273)	7	10,452	(2,402)
Finance	8	6,333	(1,660)	25	33,556	(15,574)	33	39,889	(17,234)
Technology	1	1,329	(167)	-	-	-	1	1,329	(167)
Transportation	-	-	-	1	600	(149)	1	600	(149)
Utilities	9	15,318	(2,769)	4	2,744	(1,029)	13	18,062	(3,798)
Total Corporate Securities	39	51,813	(8,720)	46	63,097	(24,209)	85	114,910	(32,929)
Grand Total	40	$ 52,264	$ (8,770)	48	$ 67,573	$ (24,761)	88	$ 119,837	$ (33,531)

(1)	These columns present the number of securities in an unrealized loss position at December 31, 2008, and are not in thousands.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities (not in thousands), and length of time that the individual securities had been in an unrealized loss position at December 31, 2007:

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses
Non-Corporate Securities
Asset backed securities	-	$ -	$ -	16	$ 12,806	$ (210)	16	$ 12,806	$ (210)
Collateralized mortgage obligations	7	7,941	(69)	28	31,957	(714)	35	39,898	(783)
Total Non-Corporate	7	7,941	(69)	44	44,763	(924)	51	52,704	(993)
Corporate Securities
Basic industry	5	8,461	(237)	1	962	(35)	6	9,423	(272)
Capital goods	14	52,401	(1,105)	3	7,918	(274)	17	60,319	(1,379)
Communications	15	46,697	(489)	6	7,572	(577)	21	54,269	(1,066)
Consumer cyclical	20	45,627	(2,158)	8	18,374	(1,812)	28	64,001	(3,970)
Consumer noncyclical	4	18,084	(113)	3	5,422	(389)	7	23,506	(502)
Energy	8	27,776	(401)	3	2,078	(56)	11	29,854	(457)
Finance	131	489,555	(25,280)	36	48,825	(4,188)	167	538,380	(29,468)
Technology	4	15,938	(44)	1	6,639	(361)	5	22,577	(405)
Transportation	6	5,557	(237)	1	739	(30)	7	6,296	(267)
Utilities	16	21,624	(251)	11	21,019	(666)	27	42,643	(917)
Other	5	7,393	(1)	1	2,015	(14)	6	9,408	(15)
Total Corporate Securities	228	739,113	(30,316)	74	121,563	(8,402)	302	860,676	(38,718)
Grand Total	235	$ 747,054	$ (30,385)	118	$ 166,326	$ (9,326)	353	$ 913,380	$ (39,711)

(1)	These columns present the number of securities in an unrealized loss position at December 31, 2007, and are not in thousands.

The Company’s available-for-sale fixed maturity gross unrealized loss position decreased by $6.2 million as of December 31, 2008, as compared to December 31, 2007.  The change in unrealized losses was primarily due to the adoption of SFAS No. 159, under which the Company elected the FV option for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million, and are now classified as trading securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses were the finance and utilities sectors.  As of December 31, 2008, there were 33 securities accounting for unrealized losses of $17.2 million in the finance sector.  Of these unrealized losses, 99.9% were related to investment-grade issues (rated AAA through BBB).

As of December 31, 2008, there were 13 securities accounting for unrealized losses of $3.8 million in the utilities sector.  Of these unrealized losses, 99.0% were related to investment-grade issues (rated AAA through BBB).  All securities held at December 31, 2008 were subject to the Company’s portfolio monitoring process.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

During the years ended December 31, 2008 and 2007, the Company did not record any realized losses related to the sale of available-for-sale fixed maturity securities that were in an unrealized loss position.  During the year ended December 31, 2006, the Company recorded $6.8 million in realized losses related to the sale of available-for-sale fixed maturity securities that had been in an unrealized loss position.

Mortgage Loans

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loan’s value has been impaired, appropriate losses are recorded.  The Company did not incur losses for impairments on mortgage loans for the years ended December 31, 2008, 2007 and 2006.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Mortgage Loans (continued)

Mortgage loans comprised the following property types and geographic regions at December 31:

Property type:	2008	2007
Office building	$46,484	$47,284
Residential	1,505	1,609
Retail	82,097	79,356
Industrial/warehouse	30,649	32,672
Other	11,154	9,520
Valuation allowance	-	(236)

Total	$171,889	$170,205

Geographic region:	2008	2007
Alabama	$1,788	$1,838
Arizona	6,044	6,322
California	10,827	5,579
Colorado	9,814	9,812
Florida	14,191	16,151
Georgia	8,110	8,453
Idaho	561	578
Illinois	1,847	1,919
Indiana	7,129	6,722
Iowa	1,188	-
Kansas	2,595	2,664
Louisiana	1,411	1,475
Maryland	9,576	9,972
Massachusetts	1,900	486
Michigan	3,005	3,136
Minnesota	503	528
Mississippi	707	738
Missouri	6,869	8,266
Nevada	56	57
New Jersey	6,421	6,598
New Mexico	679	697
New York	17,043	17,357
North Carolina	2,803	3,018
Ohio	10,746	11,252
Oregon	976	994
Pennsylvania	9,201	10,163
Tennessee	2,044	2,100
Texas	28,421	27,725
Utah	2,078	2,292
Virginia	3,356	3,549
Valuation allowance	-	(236)
Total	$171,889	$170,205

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Mortgage Loans (continued)

At December 31, 2008, scheduled mortgage loan maturities were as follows:

2009	$117
2010	600
2011	10,829
2012	4,747
2013	22,672
Thereafter	132,924
Total	$171,889

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future.  The outstanding funding commitments for these mortgages amounted to $3.4 million at December 31, 2007.  The Company had no funding commitments at December 31, 2008.

Securities Lending

The Company participates in a securities lending program to generate additional income, whereby certain fixed maturity securities are loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provide collateral of 102% of the market value of the loaned securities.  The Company generally accepts cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.

As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $4.7 million and $86.4 million, respectively, and was included in fixed maturities, available-for-sale, and cash and cash equivalents in the Company’s consolidated balance sheets.  The Company had accepted cash collateral relating to the securities lending program in the amount of $4.9 million and $69.1 million as of December 31, 2008 and 2007, respectively, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company records the collateral investments at fair value in the consolidated balance sheets in other invested assets and changes in the fair value of the available-for-sale securities is recorded in other comprehensive income.  The fair value of the collateral investments at December 31, 2008 and 2007 was $4.5 million and $69.1 million, respectively.

The Company earns income from the reinvestment of the cash collateral.  The Company recorded before-tax income from securities lending transactions, net of lending fees, of $0.2 million, $0.2 million and $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively, which was included in net investment income.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted SFAS No. 157.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The impact on January 1, 2008, of adopting SFAS No. 157, was a reduction to the value of the Company’s embedded derivative liabilities of $0.4 million.  This change is primarily a result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  There have been no changes to these techniques during the year ended December 31, 2008.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS and ABS, certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS and ABS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and funding agreements.

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$6,220	$-	$6,220
Foreign government	-	-	-	-
States and political subdivisions	-	-	-	-
U.S. Treasury and agency securities	4,412	-	-	4,412
Corporate securities	-	135,118	2,374	137,492
Total available-for-sale fixed maturities	4,412	141,338	2,374	148,124

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	50,869	8,500	59,369
Foreign governments	-	5,301	-	5,301
States and political subdivisions	-	-	-	-
U.S. Treasury and agency securities	9,584	-	-	9,584
Corporate securities	-	903,803	10,752	914,555
Total trading fixed maturities	9,584	959,973	19,252	988,809

Other invested assets	1,600	2,887	-	4,487
Cash and cash equivalents	377,958	-	-	377,958
Total investments and cash	393,554	1,104,198	21,626	1,519,378

Other assets
Separate account assets (1) (2)	3	686,366	4,970	691,339

Total assets measured at fair value on a recurring basis	$393,557	$1,790,564	$26,596	$2,210,717

(1) Pursuant to the conditions set forth in AICPA SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.
(2) Excludes $0.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to SFAS No. 157.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$10,555	$10,555
Guaranteed minimum accumulation benefit liability	-	-	37,096	37,096
Derivatives embedded in reinsurance contracts	-	(12,001)	-	(12,001)
Total other policy liabilities	-	(12,001)	47,651	35,650

Other liabilities
Bank overdrafts	12,587	-	-	12,587

Total liabilities measured at fair value on a recurring basis	$12,587	$(12,001)	$47,651	$48,237

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)	Purchases, issuances, and settlements (net)		Transfers in and/or (out) of level 3 (1)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$-	$-	$-	$-	$-	$-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	2,637	111	(1,999)	(149)	1,774	2,374	-
Total available-for-sale fixed maturities	2,637	111	(1,999)	(149)	1,774	2,374	-

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	(1,650)	-	-	10,150	8,500	-
Foreign governments	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	13,237	(4,285)	-	(161)	1,961	10,752	-
Total trading fixed maturities	13,237	(5,935)	-	(161)	12,111	19,252	-

Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	15,874	(5,824)	(1,999)	(310)	13,885	21,626	-

Other assets
Separate account assets (2)	-	(574)	-	5,544	-	4,970	-

Total assets measured at fair value on a recurring basis	$15,874	$(6,398)	$(1,999)	$5,234	$13,885	$26,596	$-

(1)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.
(2)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$349	$9,398	$-	$808	$-	$10,555	$9
Guaranteed minimum accumulation benefit liability	2,850	31,857	-	2,389	-	37,096	31
Derivatives embedded in reinsurance contracts	-	-	-	-	-		-
Fixed Index Annuities	-	-	-	-	-		-

Total liabilities measured at fair value on a recurring basis	$3,199	$41,255	$-	$3,197	$-	$47,651	$40

The FV Option

SFAS No. 159 provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period.  SFAS No. 159 permits the FV option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Company adopted SFAS No. 159 as of January 1, 2008.  The Company elected to apply the provisions of SFAS No. 159 for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million.

The Company adopted the FV option to align its accounting policies with those of its parent, Sun Life U.S.  Sun Life U.S. has adopted the FV option to mitigate earnings volatility caused by changes in the fair values of its derivative instruments and changes in the fair value of its fixed maturity investments.  Additionally, this election provides greater accounting consistency with SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

In accordance with SFAS No. 159 and SFAS No. 95, “Statement of Cash Flows (as amended),” the Company presents purchases and sales of its fixed maturity securities designated as trading as gross in the investing activities section of the statement of cash flows.  This presentation supports the nature and purpose for which those securities were acquired, which was to not sell them in the near term.

Investment income for both trading and available-for-sale fixed maturities is recognized when earned, including amortization of any premium or accretion of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income in the statement of operations.

As a result of adoption of SFAS No. 159, the Company recorded an increase to opening accumulated other comprehensive income and a related decrease to opening retained earnings of $7.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008, the date of adoption.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

6. NET REALIZED INVESTMENT LOSSES

Net realized investment losses on available-for-sale fixed maturity securities and other investments consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities	$86	$1,028	$(6,834)
Mortgage loans	236	(21)	-
Other invested assets	18	18	-
Other-than-temporary impairments	(11,326)	(4,823)	(771)
Sales of previously impaired assets	-	311	1,524
Net realized investment losses	$(10,986)	$(3,487)	$(6,081)

7. NET INVESTMENT (LOSS) INCOME

Net investment (loss) income by asset class consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities – Interest and other income	$68,096	$84,065	$88,091
Fixed maturities – Change in fair value and net realized losses on trading securities	(185,548)	-	-
Mortgage loans	10,712	11,249	10,017
Ceded under reinsurance agreements	(4,451)	-	-
Other	285	266	591
Gross investment (loss) income	(110,906)	95,580	98,699
Less: Investment expenses	1,602	1,271	1,334
Net investment (loss) income	$(112,508)	$94,309	$97,365

Ceded investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 377,958	$ 377,958	$ 65,901	$ 65,901
Fixed maturities	1,136,933	1,136,933	1,288,568	1,288,568
Mortgage loans	171,889	173,557	170,205	172,128
Policy loans	156	164	118	118
Other invested assets	4,529	4,529	69,138	69,138
Separate account assets	690,524	690,524	929,008	929,008

Financial liabilities:
Contractholder deposit funds and other policy liabilities	1,275,160	1,231,100	1,285,259	1,187,534
Other liabilities	12,587	12,587	16,721	16,721
Separate account liabilities	690,524	690,524	929,008	929,008

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The carrying value for cash and cash equivalents approximates fair value due to the short-term nature and liquidity of the balance.

Fixed maturities: The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities (continued): Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturities are also priced using market prices or broker quotes.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans: The fair value of policy loans is determined by estimating future cash flows discounted at the current average policy loan rates.

Other invested assets:  This financial instrument primarily consists of certain cash instruments and fixed maturity securitites, which were purchased using cash collateral related to a securities lending program in which the Company participates.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending is as explained in the fair value of fixed maturities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are included in contractholder deposit funds. Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts at the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. GOODWILL AND OTHER INTANGIBLE ASSET

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s business acquisitions.  Goodwill of $7.3 million, allocated to the Company’s Group Protection Segment, is attributable to the SLHIC asset transfer, on May 31, 2007, as described in Note 2.  At December 31, 2007, the Company also held goodwill of $37.8 million, allocated to the Company’s Wealth Management Segment, attributable to the 2001 acquisition of Keyport Benefit Life Insurance Company (“KBL”), which had been a wholly-owned subsidiary of Keyport Life Insurance Company.

In accordance with SFAS No. 142, goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2008 and concluded that this asset was not impaired.  Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and concluded that the goodwill obtained in connection with the acquisition of KBL was impaired.  An estimate of the fair value of the reporting unit was calculated, based on an actuarial appraisal of the embedded value of the reporting unit.  This fair value was then allocated among the reporting unit’s tangible and intangible assets and its liabilities to determine the implied fair value of goodwill.  As a result, the Company has recorded an impairment charge of $37.8 million in the fourth quarter, which represents the entire balance of goodwill obtained in connection with the purchase of KBL.  The impairment charge is included in the operating results of the Wealth Management Segment.

The Company also has tested the goodwill maintained in the Group Protection Segment and has concluded that it is not impaired at December 31, 2008.

An intangible asset with a gross carrying amount of $7.5 million and a net amortized balance of $7.0 million, at December 31, 2008, is allocated to the Group Protection Segment.  As described in Note 2, the intangible asset is attributable to the SLHIC asset transfer, and represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over the asset’s estimated economic life of 25 years, representing the period for which the Company expects to earn premiums from new sales stemming from the added distribution capacity.  The Company amortized $299 thousand and $149 thousand for this intangible asset for the years ended December 31, 2008 and 2007, respectively.  The Company used a half-year convention for the first year of amortization in 2007.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The impact of reinsurance agreements on the Company’s operating results is given as follows:

	For the Years Ended December 31,
	2008	2007	2006

Premiums and annuity considerations:
Direct	$51,585	$47,194	$40,773
Assumed	63,365	46,582	-
Ceded	(3,879)	(2,894)	(2,451)
Net premiums and annuity considerations	$111,071	$90,882	$38,322

Fee and other income:
Direct	$27,074	$28,733	$21,966
Assumed	-	-	-
Ceded	(17,393)	(2,085)	(883)
Net fee and other income	$9,681	$26,648	$21,083

Interest credited:
Direct	$48,063	$51,390	$56,379
Assumed	-	-	-
Ceded	(2,934)	-	-
Net interest credited	$45,129	$51,390	$56,379

Policyowner benefits:
Direct	$42,598	$43,967	$31,579
Assumed	42,663	30,018	-
Ceded	(4,472)	(4,676)	(2,322)
Net policyowner benefits	$80,789	$69,309	$29,257

Commission and other operating expenses:
Direct	$47,728	$33,200	$23,213
Assumed	6,104	3,865	-
Ceded	(8,991)	(648)	(225)
Net commission and other operating expenses	$44,841	$36,417	$22,988

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE (continued)

A brief discussion on the Company’s significant reinsurance agreements by business segment follows.  (Note 17 also provides additional information on the Company’s business segments.)

Group Protection Segment

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly- renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $0.7 million per claim for group life contracts and $0.3 million per claim for group accidental death and dismemberment contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure specific claims for amounts in excess of $1.5 million per claim for stop loss contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $10 thousand per claim per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

As previously described, the Company has an agreement, effective May 31, 2007, to assume the net risks of an affiliate, SLHIC, for its New York-issued policies.  At December 31, 2008, the Company held policyholder liabilities of $32.8 million related to this agreement.  In addition, the activities related to the reinsurance agreement have increased revenues by $63.4 million and $46.6 million for the years ended December 31, 2008 and 2007, respectively, and have increased expenses by $49.3 million and $33.9 million for the years ended December 31, 2008 and 2007, respectively.

Individual Protection Segment

Effective December 31, 2007, the Company entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by the Company.  Under this agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Related to this agreement, the Company held the following assets and liabilities at December 31:

	2008	2007
Assets Reinsurance receivables	$77,628	$117,293
Other assets	2,676	-

Liabilities Contractholder deposit funds and other policy liabilities	63,210	66,170
Future contract and policy benefits	3,162	3,974
Reinsurance payable to an affiliate	140,832	117,367
Other liabilities	1,057	-

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE (continued)

Individual Protection Segment (continued)

Reinsurance payable to an affiliate includes a funds withheld liability of $89.4 million and $71.6 million at December 31, 2008 and 2007, respectively; and a deferred gain of $51.4 million and $45.7 million at December 31, 2008 and 2007, respectively.  The funds withheld assets comprised of trading fixed maturity securities and mortgage loans being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $12.0 million at December 31, 2008 and resulted in derivative income of $12.0 million for the year ended December 31, 2008.

In addition, the reinsurance agreement between SLOC and the Company has decreased revenues by $9.7 million and decreased expenses by $11.5 million for the year ended December 31, 2008.

11. RETIREMENT PLANS

Pension Plan

The Company participates in a non-contributory defined benefit pension plan (the “Pension Plan”) that is sponsored by Sun Life U.S., which is directly liable for the related obligations.  Benefits under the Pension Plan are based on years of service and employees’ average compensation.  In 2005, the Board of Directors of Sun Life U.S. approved amendments to the plan to no longer allow new participants from joining the Pension Plan effective January 1, 2006.  The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses.  The Company had allocated credits of $0.3 million, $0.2 million and less than $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Savings and Investment Plans

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible to participate at date of hire.  Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan.  The Company’s direct expenses for employer contributions were less than $0.1 million for each of the years ended December 31, 2007 and 2006.  Due to plan amendments, the Company did not have direct expenses for the 401(k) Plan for the year ended December 31, 2008.  However, the Company is allocated a portion of 401(k) Plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.3 million and $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Effective January 1, 2006, the Savings and Investment Plan sponsored by Sun Life U.S. also includes a retirement investment account (“RIA”) that qualifies under Section 401(a) of the Internal Revenue Code.  Additional information on the RIA can be found in Note 10 in the 2008 Form 10-K of Sun Life U.S.  The Company is allocated a portion of the RIA expenses incurred by Sun Life U.S.  The allocated expenses were $0.9 million, $0.8 million and $0.3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life U.S. that provides certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition.  Life insurance benefits are generally set at a fixed amount.  The Company’s direct expenses were less than $0.1 million for each of the years ended December 31, 2007 and 2006.  Due to plan amendments, the Company did not have direct expenses for post-retirement benefits for the year ended December 31, 2008.  The Company is allocated a portion of the post-retirement benefit plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.2 million and $0.2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109.  A summary of the components of federal income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2007	2006
Income tax (benefit) expense:
Current	$(24,810)	$8,651	$(2,783)
Deferred	(15,318)	290	10,193

Total federal income tax (benefit) expense	$(40,128)	$8,941	$7,410

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The Company’s effective rate differed from the statutory federal income tax rate as follows:

	2008	2007	2006

Expected federal income tax (benefit) expense	$(56,396)	$9,571	$8,275
Prior year adjustments	(155)	(208)	(340)
Separate account dividend received deduction	(563)	(438)	(525)
Valuation allowance – investment losses	5,080	-	-
Goodwill impairment not deductible	11,878	-	-
FIN 48 adjustments/settlements	22	-	-
Other items	6	16	-

Total income tax (benefit) expense	$(40,128)	$8,941	$7,410
The net deferred tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset (liability) as of December 31 were as follows:

	2008	2007

Deferred tax assets:
Actuarial liabilities	$32,631	$31,025
Net operating loss	5,267	-
Investments, net	39,488	1,532
Other	20,567	-
	97,953	32,557
Valuation allowance	(5,080)	-
Total deferred tax assets	92,873	32,557

Deferred tax liabilities:
Deferred policy acquisition costs	(70,246)	(31,110)
Other	-	(2,492)

Total deferred tax liabilities	(70,246)	(33,602)

Net deferred tax asset (liability)	$22,627	$(1,045)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES (continued)

The Company’s net deferred tax asset of $22.6 million at December 31, 2008 is comprised of gross deferred tax assets, gross deferred tax liabilities and a valuation allowance.  The gross deferred tax assets are primarily related to realized and unrealized investment security losses, actuarial liabilities (tax reserves), and a current period net operating loss (“NOL”) which, if unutilized, will expire in 2023.

The Company recorded a valuation allowance of $5.1 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarters of 2008.  Management has determined that it is not more likely than not that the losses will be utilized either against prior year capital gains or through the generation of future capital gains within the applicable carryforward period.

The Company believes that it is more likely than not that the deferred tax assets related to the unrealized investment losses will be realized due to the Company’s intent and ability to hold the related investment securities to maturity or recovery of value, whereby the capital loss will not be realized.  Based on the sufficient positive evidence available, specifically existing taxable temporary differences that will reverse in future periods and projected future taxable income, the Company also believes that it is more likely than not that the deferred tax assets for the NOL, tax reserves and other items will be realized.

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $38 thousand in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The asset (liability) for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $2.2 million and $(2.5) million at December 31, 2008 and December 31, 2007, respectively.  Of the $2.2 million, $0.3 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest at December 31, 2008.  In addition, consistent with the provisions of FIN 48, the Company recorded a net reclass of $(2.5) million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2008.

The net (decrease) increase in the tax liability for UTBs of ($4.7) million and $2.0 million at December 31, 2008 and 2007, respectively, resulted from the following:

	2008	2007
Liability balance at January 1,	$(2,520)	$(554)
Gross increases related to tax positions in prior years	(22)	(2,464)
Gross decreases related to tax positions in prior years	4,791	498
Gross increases related to tax positions in current year	-	-
Settlements	-	-
Close of tax examinations/statutes of limitations	-	-

Asset (liability) balance at December 31,	$2,249	$(2,520)

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest income or expense, included in other operating expenses.  During the years ended December 31, 2008 and 2007, the Company recognized $0.6 million and $(0.1) million in gross interest income (expense), respectively, related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES (continued)

The Company files income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for 2001 and 2002 tax years, for which the Company participated in a consolidated federal income tax return with Sun Life U.S. and other affiliates.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to that two-year audit cycle.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest and expects that it will be assigned to Appeals in 2009.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate accruals as prescribed by FIN 48 and does not believe that any adjustments would be material to its financial position.

The Company will participate in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates for the year ended December 31, 2008.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2007 and 2006.

The Company makes or receives payments under certain tax sharing agreements with SLC - U.S. Ops Holdings when the Company participates in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  The Company made federal tax payments of $20.0 million and $0.1 million for the year ended December 31, 2008 and 2007, respectively.  The Company had no net income tax payments for the year ended December 31, 2006.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2008	2007

Balance at January 1	$74,878	$36,689
Less: reinsurance recoverable	(5,921)	(5,906)
Net balance at January 1	68,957	30,783
Incurred related to:
Current year	79,725	96,377
Prior years	(6,557)	(1,805)
Total incurred	73,168	94,572
Paid losses related to:
Current year	(53,615)	(47,531)
Prior years	(22,541)	(8,867)
Total paid	(76,156)	(56,398)

Balance at December 31	71,316	74,878
Less: reinsurance recoverable	(5,347)	(5,921)
Net balance at December 31	$65,969	$68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $6.6 million and $1.8 million in 2008 and 2007, respectively.  The favorable development experienced in both years was driven by better than expected loss experience in group life, with 2008 also having better than expected loss experience in group disability.

14.  LIABILITIES FOR CONTRACT GUARANTEES

As disclosed in Note 1, the Company records its reserves for GMDBs in accordance with SOP 03-1, whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.  The major provisions of SOP 03-1 that affect the Company require:

•	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
•	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
•	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

14.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$753,606	$204,393	64.2
Minimum Accumulation or Withdrawal	$344,691	$78,574	62.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$1,005,573	$24,860	63.8
Minimum Accumulation or Withdrawal	$395,132	$581	60.7

(1) Net amount at risk represents the difference between the guaranteed benefit and account balance.

The following roll-forward summarizes the reserve for the GMDB for the years ended December 31:

	2008	2007
Balance at January 1	$710	$681
Benefit Ratio Change / Assumption Changes	5,319	183
Incurred guaranteed benefits	631	603
Paid guaranteed benefits	(1,257)	(806)
Interest	217	49

Balance at December 31	$5,620	$710

Because the Company has not issued products that contain a guaranteed minimum income benefit (“GMIB”), there was no requirement for a GMIB reserve as of December 31, 2008.

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

14.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are recorded at fair value through earnings.
Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $47.7 million and $3.6 million at December 31, 2008 and 2007, respectively.

15. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follow:

	2008	2007

Balance at January 1	$118,126	$85,021
Acquisition costs deferred	27,648	32,796
Amortized to expense during year	87,627	(12,138)
Adjustment for unrealized investment losses
during the year	-	12,447
Balance at December 31	$233,401	$118,126

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.  The Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in combined VOBA and VOCRA for the years ended December 31 were as follows:

	2008	2007

Balance at January 1	$16,071	$-
Amount capitalized resulting from the SLHIC asset transfer	-	23,854
Amortized to expense during year	(5,329)	(7,783)
Balance at December 31	$10,742	$16,071

Additions to VOBA and VOCRA in 2007 were a result of the SLHIC asset transfer, as described in Note 2.  VOBA transferred was $7.6 million and VOCRA transferred was $16.2 million.  Tthe Company tests its VOBA asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

17. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing-related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers fixed and variable annuity products.

Group Protection

The Group Protection Segment markets, sells and administers group life, stop loss, long-term disability and short-term disability, and group dental insurance products.  These products are sold to small and mid-size employers that provide group benefits for their employees.

Individual Protection

The Individual Protection Segment markets, sells and administers universal life insurance, variable universal life insurance and conversions from the Company’s group life product.

Corporate

The Corporate Segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION (continued)

The following amounts pertained to the various business segments:

Year ended December 31, 2008

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$(127,969)	$107,231	$(8,172)	$(5,891)	$(34,801)
Total expenditures	23,357	111,815	(5,392)	(3,451)	126,329
Pretax loss	(151,326)	(4,584)	(2,780)	(2,440)	(161,130)

Net loss	$(109,678)	$(2,939)	$(1,806)	$(6,579)	$(121,002)

Total assets	$2,150,234	$164,024	$283,874	$204,575	$2,802,707

Year ended December 31, 2007

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$93,074	$93,253	$15,646	$2,412	$204,385
Total expenditures	80,877	93,232	7,019	(4,091)	177,037
Pretax income	12,197	21	8,627	6,503	27,348

Net income	$8,274	$13	$5,608	$4,512	$18,407

Total assets	$2,308,807	$120,942	$371,845	$68,973	$2,870,567

Year ended December 31, 2006

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$97,296	$39,833	$8,226	$5,334	$150,689
Total expenditures	86,956	35,356	7,662	(2,928)	127,046
Pretax income	10,340	4,477	564	8,262	23,643

Net income	$7,803	$2,910	$366	$5,154	$16,233

Total assets	$2,357,623	$80,969	$123,752	$139,340	$2,701,684

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

18. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York.  For the years ended December 31, 2008, 2007 and 2006, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

The Company’s statutory capital and surplus, and net (loss) income were as follows:

	Unaudited for the Years ended December 31,
	2008	2007	2006

Statutory capital and surplus	$ 207,348	$ 206,952	$ 132,693
Statutory net loss	(149,475)	(25,380)	(51,183)

19. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  The Company is permitted to pay dividends up to a maximum of $20.7 million in 2009 without prior approval from the New York Superintendent of Insurance.  No dividends were paid by the Company during 2008, 2007 or 2006.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows :

	2008	2007	2006
Unrealized (losses) gains on available-for-sale securities	$(30,782)	$(29,880)	$2,976
Changes in reserves due to unrealized losses on available-for-sale securities	-	(592)	(452)
Changes in DAC due to unrealized gains (losses) on available-for-sale securities	-	11,780	(537)
Tax effect and other	10,774	6,768	(555)

Accumulated other comprehensive (loss) income	$(20,008)	$(11,924)	$1,432

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  The years ended December 31, 2008 and 2007 reflect benefits of $0.7 million and $0.4 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

21. COMMITMENTS AND CONTINGENCIES (continued)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company also has agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years.  As of December 31, 2008, minimum future lease payments under such leases were as follows:

2009	$ 297
2010	49
Total	$ 346

Total rental expense for the years ended December 31, 2008, 2007 and 2006 was $1.7 million, $1.5 million and $0.8 million, respectively.

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Insurance and Annuity Company of New York, dated April 24, 2003, authorizing the establishment of Sun Life (N.Y.) Variable Account D (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

B.	None.

C.
Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

D.
(1)  Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-151790, filed with the Securities and Exchange Commission on June 20, 2008.)

(2)  Flexible Premium Combination Fixed and Variable Life Insurance Certificate. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-151790, filed with the Securities and Exchange Commission on June 20, 2008.)

(3)  Estate Preservation Rider (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-151790, filed with the Securities and Exchange Commission on June 20, 2008).

(4)  Charitable Giving Benefit Rider. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on November 21, 2007.)

(5)  Certificate Split Option Rider (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-151790, filed with the Securities and Exchange Commission on June 20, 2008).

(6)  Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-151790, filed with the Securities and Exchange Commission on June 20, 2008).

(7)  Travel Assistance Endorsement. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-144627, filed with the Securities and Exchange Commission on November 21, 2007.)

E.
Application for Flexible Premium Combination Fixed and Variable Life Insurance Certificate (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-151790, filed with the Securities and Exchange Commission on June 20, 2008).

F.
Charter and By-Laws of Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Depositor's Quarterly Report on Form 10-Q, File No. 333-01079, filed with the Securities and Exchange Commission on May 14, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)      Participation Agreement, dated April 11, 2000, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8d, File No. 333-67864, filed with the Securities and Exchange Commission on November 6, 2002.)

(2)      Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8e, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)      Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8e, File No. 333-119151, filed with the Securities and Exchange Commission on May 2, 2005.)

(4)      Participation Agreement, dated September 1, 2001, by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8l, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, Exhibit 8g, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6a)      Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8b, File No. 033-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(6b)
Amendment 3, dated April 17, 2000, to the Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.)Variable Account J on Form N-6, Exhibit 16b, File No. 333-136433, filed with the Securities and Exchange Commission on August 9, 2006.)

(7)      Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.) and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8a, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated August 1, 2003, by and among Sun Life Insurance and Annuity Company of New York, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H10, File No. 333-136433, filed with the Securities and Exchange Commission on August 9, 2006.)

(9)      Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007.)

(10)
Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H10, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11)    Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H20, File No. 333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(12)    Participation Agreement, dated October 1,2006, by and among  Sun Life Insurance and Annuity Company of New York, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, File No. 333-136435, filed with the Securities and Exchange Commission on January 18, 2007.)

(13)
Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, Exhibit H16, File No. 333-105438, filed with the Securities and Exchange Commission on May 2, 2005).

(14)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Insurance and Annuity Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, Exhibit H17, File No. 333-105438, filed with the Securities and Exchange Commission on May 2, 2005).

(15)
Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, Exhibit H22, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(16)    Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund, Inc., M Financial Investment Advisers, Inc. and Sun Life Insurance and Annuity Company of New York. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account I on Form N-6, Exhibit H16, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(17a)  Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(17b)  Amendment 1, dated October 1, 2006, to the Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 1 to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit 15b, File No. 333-136435, filed with the Securities and Exchange Commission on April 27, 2007.)

I.	(1)
Administrative Services Agreement  by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(2)           Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000.  (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)           Third Party Administration Agreement between Sun Life Insurance and Annuity Company of New York and McCamish Systems, LLC (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-151790, filed with the Securities and Exchange Commission on June 20, 2008).

J. (1)	Powers of Attorney.

(2)
Resolution of the Board of Directors of the Depositor dated March 26, 2009, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on February 27, 2009.)

K.           Legal Opinion.

L.           None.

M.           None.

N.           Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Leila Heckman Bear Stearns Asset Management 383 Madison Avenue New York, NY 10179	Director
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and President, SLF U.S.
Donald B. Henderson, Jr. Dewey & LeBoeuf, L.L.P. 125 West 55th Street New York, NY 10019	Director
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Peter R. O’Flinn 344 Cream Hill Road West Cornwall, CT 06796	Director
Barbara Z. Shattuck Shattuck Hammond Partners LLC 630 Fifth Avenue, Suite 2950 New York, NY 10019	Director
David K. Stevenson 47 Village Avenue, Suite 301 Dedham, MA 02026	Director
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Employee Benefits Group
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Individual Life Insurance
John T. Donnelly Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, Sun Life Financial Distributors

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed February 27, 2009.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

ITEM 29.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, J and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

Terrence J. Mullen	President and Director
Scott M. Davis	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa M. Gair	Assistant Secretary
Michelle D’Albero	Counsel
Matthew S. MacMillen	Tax Officer

*The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Inapplicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Insurance and Annuity Company of New York at its Home Offices at 60 East 42nd Street, Suite 1115, New York, NY 10165,  at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Sun Life Assurance Company of Canada (U.S.), at One Sun Life Executive Park, Wellesley Hills, MA 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Insurance and Annuity Company of New York hereby represents that the aggregate fees and charges under the Certificate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life Insurance and Annuity Company of New York.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 30th day of April, 2009.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Depositor)

By: _/s/ Westley V. Thompson*__________________
Westley V. Thompson
President, SLF U.S.

Attest:	__/s/ Sandra M. DaDalt__________________________
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	Director and President, SLF U.S.	April 30, 2009
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Director and Senior Vice President and Chief Financial	April 30, 2009
Ronald H. Friesen	Officer
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 30, 2009
Douglas C. Miller	(Principal Accounting Officer)

By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 30, 2009
Sandra M. DaDalt
Keith Gubbay, Director
Janet Whitehouse, Director
Donald B. Henderson, Jr., Director
Peter R. O’Flinn, Director
David K. Stevenson, Director
Barbara Z. Shattuck, Director
Leila Heckman, Director
Michael E. Shunney, Director
Scott M. Davis, Director
John T. Donnelly, Director
Michael K. Moran, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 27, 2009.  Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)